As filed with the Securities and Exchange Commission on April 28, 2015

Registration Nos. 333-123756
811-21742

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[ ]

Pre-Effective Amendment No. __	[ ]

Post-Effective Amendment No. 12	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[ ]

Amendment No. 17	[X]

FIRST INVESTORS LIFE SEPARATE ACCOUNT E
(Exact Name of Registrant)

FIRST INVESTORS LIFE INSURANCE COMPANY
(Name of Depositor)

40 Wall Street, New York, New York 10005
(Address of Depositor's Principal Executive Offices)

(212) 858-8200
(Depositor's Telephone Number, including Area Code)

Carol E. Springsteen
First Investors Life Insurance Company
40 Wall Street
New York, New York 10005
(Name and Address of Agent for Service)

Copies of all communications to:
K&L Gates LLP
1601 K Street, NW
Washington, DC  20006-1600
Attn: Mark C. Amorosi, Esq.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Post-Effective Amendment to the Registration Statement.

It is proposed that this filing will become effective (check the appropriate box):

[_]	Immediately upon filing pursuant to paragraph (b) of Rule 485

[X]	On May 1, 2015 pursuant to paragraph (b) of Rule 485

[_]	60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_]	On (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and Amount of Securities Being Registered:  An indefinite amount of units of interest in First Investors Life Separate Account E under variable life insurance policies.

SPVL A Modified Single Premium Variable Life Insurance Policy
Offered by First Investors Life Insurance Company
Through First Investors Life Separate Account E
40 Wall Street, New York, New York 10005 / 1(800) 832-7783
This prospectus describes an individual Modified Single Premium Variable Life Insurance Policy (the "Policy") that is offered by First Investors Life Insurance Company ("First Investors Life," "We," "Us" or "Our") through First Investors Life Separate Account E. We refer to this Policy as "SPVL"; “You” and “Your” refer to a prospective or existing owner of a Policy.
In the Commonwealth of Massachusetts only, the Policy described in the prospectus is named the “Limited Flexible Premium Variable Life Insurance Policy”. Therefore, for offerees who reside in the Commonwealth of Massachusetts, all references in the  prospectus to “Single Premium Variable Life Insurance Policy”, “SPVL” and “Modified Single Premium Variable Life Insurance Policy” are changed to “Limited Flexible Premium Variable Life Insurance Policy”. In the state of Nebraska only, the Policy described in the  prospectus is named the “Flexible Premium Variable Life Insurance Policy”. Therefore, for offerees who reside in the state of Nebraska, all references in the prospectus to the “Single Premium Variable Life Insurance Policy”, “SPVL” and “Modified Single Premium Variable Life Insurance Policy” are changed to “Flexible Premium Variable Life Insurance Policy”.
Please read this prospectus and keep it for future reference. It contains important information, including all material benefits, features rights and obligations under a Policy that You should know before buying or taking action under a Policy. The premiums under this Policy are invested in Subaccounts of Separate Account E that invest in corresponding Funds of the First Investors Life Series Funds (“Life Series Funds”). This prospectus is valid only when attached to the current prospectus for the Life Series Funds.
The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed judgment on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
First Investors Life does not guarantee the performance of Subaccounts of Separate Account E. The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.
The Policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. First Investors Life does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by First Investors Life.
The date of this prospectus is May 1, 2015.

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CONTENTS

SUMMARY OF BENEFITS AND RISKS	2
Policy Benefits	2
Policy Risks	3
Risks of the Life Series Funds	4
FEE TABLES	5
DESCRIPTION OF POLICY	9
Who We Are and How to Contact Us	9
How The Policy Works	12
Policy Application Process	12
Premiums	12
Allocation of Premiums to Investment Options	13
The Death Benefit	16
Accumulation Value	18
Surrenders	20
Policy Loans	21
Settlement Options	21
Other Provisions	22
Fees, Charges and Expenses	26
Periodic Charges Deducted from the Subaccount Value	29
FEDERAL TAX INFORMATION	31
OTHER INFORMATION	34
Voting Rights	34
Reports	34

SUMMARY OF BENEFITS AND RISKS

This summary outlines important benefits and risks associated with the Policy which You should consider before You make a decision to purchase a Policy. More detailed information about the Policy follows the summary.
POLICY BENEFITS
Permanent Insurance Protection
The Policy is designed to provide You with permanent insurance protection. You pay a single premium that is based on the minimum death benefit You want and the underwriting classification of the person whose life You are insuring (the “Insured”). Policies issued before 10/1/2008 remain in force to maturity at age 100 of the Insured, unless You choose to surrender Your Policy or it lapses because You have taken policy loans. Policies issued on and after 10/1/2008 remain in force to maturity at age 121 of the Insured, unless You choose to surrender Your Policy or it lapses because You have taken policy loans, see Risk of Lapse from Policy Loans. You could cause Your Policy to lapse, if, after taking a loan from the Policy, You fail to maintain the value of Your Policy at certain prescribed minimum levels.
The Policy allows You to pay one additional premium each year subject to certain limitations. This allows You to increase Your permanent insurance protection as Your circumstances change. Upon the death of the Insured, the Policy’s death benefit will be paid to Your named beneficiary. The amount of the death benefit may increase or decrease from the initial “Face Amount” that is set forth in Your Policy. Any such increases or decreases are based on a number of factors, including the investment experience of the investment Subaccounts You select and the credited interest in the Fixed Account if chosen. However, the death benefit proceeds are guaranteed never to be less than the Policy’s Guaranteed Minimum Death Benefit Amount, reduced by any outstanding Policy loans and accrued loan interest.
Investment Options
You may allocate Your premiums to any of the fourteen (14) Subaccounts of Separate Account E and the Fixed Account. However, no more than 50% of Your premiums may be allocated to the Fixed Account. Each allocation must be a multiple of 1% of the premium. The Subaccounts invest in corresponding funds (“Funds”) of the Life Series Funds. Each Fund underlying the Subaccount is a professionally managed mutual fund with its own investment objectives, strategies and risks.
The Fixed Account, which is part of Our General Account, bears interest at a fixed guaranteed minimum interest rate, plus any additional interest that in Our sole discretion We may declare. Your Accumulation Value and Variable Death Benefit will fluctuate based on a number of factors including the performance of the Subaccounts You select and the proportion of Your Accumulation Value which You allocate to the Fixed Account. You may change Your allocation of future additional premiums subject to certain limitations described later in this prospectus. You may also change the allocation of Accumulation Values among the Subaccounts, or among the Subaccounts and the Fixed Account, through Transfers of Accumulation Value, Automated Subaccount Reallocations, or Systematic Transfers. Allocations of Accumulation Values (i.e., “transfers”) are subject to certain conditions and restrictions described elsewhere in this prospectus.
Tax Benefits
Generally, under current tax law:
■  any growth in the Policy’s Accumulation Value is not subject to federal income tax until You withdraw it through a surrender or a Policy loan;

■  the death benefit paid to Your named beneficiary is generally free of federal income tax; and
■  reallocations among Subaccounts and/or the Fixed Account are not taxable events for purposes of federal income tax.
Access to Your Cash Value
The Policy provides You with access to part or all of Your Accumulation Value through surrenders or Policy loans. A partial surrender, Policy loan or total surrender of a Policy is taxed as ordinary income to the extent that the Accumulation Value exceeds Your basis in the Policy (i.e., on an “income first” basis). Tax penalties may also apply to surrenders and loans. Surrenders are also subject to surrender charges for up to nine years after premiums are invested. Certain exceptions apply to the Surrender Charges as described in this prospectus.
The Net Surrender Value of the Policy is payable on the Maturity Date (when the Insured attains age 100 for Policies issued before 10/1/2008 and age 121 for Policies issued on and after 10/1/2008) if the Insured is still living and the Policy is in force. Upon maturity, the Policy terminates.
POLICY RISKS
Insurance Charges
Because of the insurance charges that We deduct each month (the “Monthly Deduction”), the Policy is not suitable for You unless You need life insurance. If You are solely seeking an investment offering tax-deferred growth potential, You should consider a different type of investment. We have the right to increase Our cost of insurance rates, including the rates on Policies that are already in force. We may not charge more, however, than the guaranteed maximum cost of insurance charge rates set forth in the Policy.
Surrender Charges
The Policy may also not be suitable if You plan to withdraw part or all of Your Accumulation Value within the first nine years after purchasing it. As described later in this prospectus, there are Surrender Charges on surrenders in excess of the “Preferred Surrender Amount” in effect for up to nine years after a premium is paid. The Policy, therefore, involves a long-term commitment on Your part. It should not be used as a short-term savings vehicle.
General Account Risk
The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. Amounts allocated to the Fixed Account, and any guarantees under Your Policy that exceed Your Accumulation Value (such as those that may be associated with the Death Benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Policy Value are subject to Our financial strength and claims-paying ability.
Investment Risks
The Policy is different from fixed-benefit life insurance, because You bear investment risks on that portion of the Policy’s Accumulation Value that is allocated to the Subaccounts. The death benefit and Accumulation Value will fluctuate as a result of, among other things, the investment experience of the Subaccounts You select. Insufficient investment returns may cause Your Accumulation Value to decrease. However, the Guaranteed Minimum Death Benefit is never reduced based on negative performance of the Subaccounts.
We bear the investment risk that the Fixed Account will produce a return equal to at least principal plus the minimum guaranteed rate of return. Because You may allocate no more than 50% of Your premiums to the Fixed Account, the Fixed Account does not eliminate investment risks. Although We may pay interest above the guaranteed rate, We have no contractual obligation to do so.
Limitations on Reallocations
The Policy is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing. We limit the number of reallocations that You may make each year.
Tax Consequences of Surrenders and Policy Loans
We have designed the Policy to be a Modified Endowment Contract for federal income tax purposes. As a result, partial surrenders, total surrenders and Policy loans are subject to federal income tax on an income-first basis to the extent Your Accumulation Value exceeds Your cost basis in a Policy. If You decide to take Policy loans, You should be aware that they may reduce the death benefit and Accumulation Value of Your Policy whether or not You repay the loans because they may undermine the growth potential of Your Policy.
A 10% federal tax penalty is generally imposed on the taxable portion of withdrawals and Policy loans prior to Your attaining age 59½. Therefore, You should not purchase a Policy if You have short-term investment objectives which would require You to surrender all or a portion of the Policy or take a Policy loan, prior to reaching age 59½.
Risk of Lapse from Policy Loans
You should also be aware that a Policy loan could also cause a Policy to lapse if the loan balance exceeds the Surrender Value or if the Policy’s Surrender Value (less any Policy loan and accrued interest thereon) is insufficient to pay a Monthly Deduction. This can happen, for example, as the result of poor performance of the Subaccounts selected, ongoing charges We deduct, or any partial surrenders that You make. Before a Policy lapses, You will have a grace period within which to make a payment in an amount sufficient to prevent the lapse.
RISKS OF THE LIFE SERIES FUNDS
You bear the investment risk of the Funds underlying the Subaccounts You select. The investment objectives, primary investment strategies, and primary risks of the Funds are described in the attached Life Series Funds prospectus. There is no guarantee that any of the Funds will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the Policy. The charges shown may not be representative of what You will pay, because some of them vary based on the Insured’s age, sex or underwriting class. Your policy will be accompanied by an illustration based on Your initial premium and initial Face Amount as determined by the Insured’s age, sex and underwriting classification.
That hypothetical illustration shows the potential future benefits using assumed rates of investment return and includes the effect of the specific charges applicable to Your policy.
The tables below describe the transaction fees and expenses that You will pay at the time that You buy the Policy, make an additional premium payment, surrender the Policy, or transfer value between the Subaccounts.
Transaction Fees for Policies Issued Before October 1, 2008
Charge	When Charge is Deducted	Amount Deducted (as a percentage of premiums surrendered)
Maximum Surrender Charge (1)	Upon total surrender or upon partial surrender in excess of the Preferred Surrender Amount	9.5% for premiums surrendered during year 1
Other Surrender Fees	On each Partial Surrender	$25.00
Transfer Fees	On transfers in excess of 4 per Policy year, excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option*	$10.00

Transaction Fees for Policies Issued On or After October 1, 2008
Charge	When Charge is Deducted	Amount Deducted (as a percentage of premiums surrendered)
Maximum Surrender Charge (2)	Upon total surrender or upon partial surrender in excess of the Preferred Surrender Amount	9.0% for premiums surrendered during year 1
Other Surrender Fees	On each Partial Surrender	$25.00
Transfer Fees	On transfers in excess of 4 per Policy year, excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option*	$10.00

(1) The 9.5% Surrender Charge is the maximum deducted as a percentage of premiums surrendered for Insured Ages 0-49. The surrender charge declines based upon the number of years the corresponding premium has been invested and the age of the Insured on the date of the Premium Payment.
(2) The 9.0% Surrender Charge is the maximum deducted as a percentage of premiums surrendered for Insured Ages 0-20. The surrender charge declines based upon the number of years the corresponding premium has been invested and the age of the Insured on the date of the Premium Payment.
*Although We do not currently charge a fee in connection with these systematic and automatic options, We reserve the right to do so in the future.

The tables below describe the fees and expenses that You will pay periodically during the time that You own the Policy, not including fees and expenses of the underlying Funds. We deduct these charges from Your Policy’s Accumulation Value. The minimum charge indicated is based on the lowest rate for Our standard underwriting class. The maximum charge indicated is based on the highest possible charge at issue for Our standard underwriting class (unless otherwise specified) up to Our maximum issue age for this class.

Periodic Charges Other Than Fund Operating Expenses for Policies Issued Before October 1, 2008
Charge	When Charge is Deducted	Current Amount We Deduct	Maximum Amount We Can Deduct
Cost of Insurance (1)	Monthly (at Policy’s Issue Date and on the first day of each Policy month thereafter)	Minimum: 0.00% of Accumulation Value. Maximum: 0.19% of Accumulation Value. Representative Insured: (2) 0.06% of Accumulation Value.	Minimum: $0.00 per $1,000 on the net amount at risk (NAR). Maximum: $83.333 per $1,000 on the NAR. Representative Insured: (2) $0.685 per $1,000 on the NAR. (4)
Separate Account Charge	Monthly (at Policy’s Issue Date and on the first day of each Policy month thereafter)	Effective annual rate of 1.75% of Your Subaccounts’ Accumulation Value.	Same as Current Amount.
Policy Loan Interest	Policy Anniversary	Effective annual rate of 6% of the outstanding loan. (3)	Same as Current Amount.
Income Tax Charge	No charge	None deducted	See Footnote.(5)

Periodic Charges Other Than Fund Operating Expenses For Policies Issued On and After October 1, 2008
Charge	When Charge is Deducted	Current Amount We Deduct	Maximum Amount We Can Deduct
Cost of Insurance (1)	Monthly (at Policy’s Issue Date and on the first day of each Policy month thereafter)	Minimum: 0.00% of Accumulation Value. Maximum: 0.24% of Accumulation Value. Representative Insured: (2) 0.05% of Accumulation Value.	Minimum: $0.000 per $1,000 on the net amount at risk (NAR). Maximum: $83.333 per $1,000 on the NAR. Representative Insured: (2) $0.405 per $1,000 on the NAR. (4)
Separate Account Charge	Monthly (at Policy’s Issue Date and on the first day of each Policy month thereafter)	Effective annual rate of 1.75% of Your Subaccounts’ Accumulation Value.	Same as Current Amount.
Policy Loan Interest	Policy Anniversary	Effective annual rate of 6% of the outstanding loan. (3)	Same as Current Amount.
Income Tax Charge	Not charged	None deducted.	See Footnote. (5)

(1) The amount of this charge is determined by the cost of insurance rates applicable to Your Policy based upon the Insured’s age, sex, and underwriting classification, as well as Your Accumulation Value (for current charges) at the time of the deduction or the net amount of insurance that is at risk (for maximum charges). We show the rates for standard risk insureds. The rates for non-standard class (high risk insureds) may be higher. For these reasons, the charges disclosed above may not be representative of the charges You will actually pay. You may obtain more information about the charges You will incur by contacting Your registered representative.
(2) Our representative Insured is a male, age 55 at the time the Policy is issued, and is in Our standard non-tobacco underwriting class. The charge indicated is the rate We deduct for the first year cost of insurance charge.

(3) Because We transfer from the Separate Account to the Loan Account in Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit Your chosen Subaccount(s) and/or the Fixed Account interest at an effective annual rate of 4% for the amount maintained in the Loan Account. As a result, the net interest rate as a cost to You is 2% on any Policy loan.
(4) NAR or Net Amount at Risk means the Variable Death Benefit at the beginning of the Policy month divided by the monthly interest factor indicated in the Policy Schedule, less the Total Accumulation Value at the beginning of the Policy Month before deduction of the Cost of Insurance for the current Policy Month.
(5) We reserve the right to impose this charge if We incur taxes attributable to Separate Account E.

The next table describes the range of fees and expenses for the Funds that You will indirectly pay during the time that You own the Policy. The table shows the minimum and maximum Total Annual Fund Operating Expenses, as of December 31,2014.  These expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the attached Life Series Funds prospectus.
Total Annual Fund Operating Expenses
	Minimum	Maximum[1]
Range of expenses that are deducted from Fund assets, including management fees and other expenses.	0.78%	1.62%
1. The maximum total annual fund operating expenses have been restated to reflect current operating expenses.

DESCRIPTION OF POLICY
WHO WE ARE AND HOW TO CONTACT US
First Investors Life
First Investors Life Insurance Company, with its home office located at 40 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance and annuity policies. First Investors Life is part of First Investors Consolidated Corporation (“FICC”), a holding company which owns all of the voting common stock of First Investors Life. Other affiliates of First Investors Life include:
First Investors Corporation ("FIC"), the  distributor of the Policies; First Investors Management Company, Inc. ("FIMCO"), the investment adviser of the Life Series Funds, and Administrative Data Management Corp., the transfer agent for the Life Series Funds.
How to Contact Us
For information or service concerning a Policy, You can contact Us in writing at Our Administrative Office located at Raritan Plaza I, P.O. Box 7836, Edison, NJ 08818. You can call Us at 1 800-832-7783 between the hours of 9:00 AM and 6:00 PM, Eastern Time, or fax Us at 1-732-510-4209. You can also contact Us through Our Website at www.firstinvestors.com. You should send any premium or loan interest payments, loan repayments, notices, elections, or requests that You make, as well as any other documentation that We require for any purpose in connection with Your Policy, to Our Administrative Office. No such payment, notice, election, request or documentation will be treated as having been “received” by Us until We have received it, as well as any related items that We require, all in complete and good order (in form and substance acceptable to Us) at Our Administrative Office. To meet Our requirements for processing transactions, We may require that You use Our forms.
We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.
Separate Account E
We established Separate Account E on September 30, 2004 under the provisions of the New York Insurance Law. Separate Account E is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). We segregate the assets of Separate Account E from Our general account assets (the “General Account”). The assets of Separate Account E fall into two categories: (1) assets equal to Our Separate Account reserves and other liabilities under the Policies and (2) additional assets derived from fees or charges We have deducted under the Policies. We cannot use the assets in Our Separate Account to satisfy any of Our other obligations. However, the assets We derive from Our fees or charges do not support the Policies, and We expect to transfer these assets to Our General Account. Before making such a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account E.
All the income, gains and losses (realized or unrealized) resulting from assets allocated to Separate Account E are credited to or charged against Separate Account E without regard to Our other businesses. We are obligated to pay all amounts promised to Policyowners under the Policies, even if these amounts exceed the assets in Separate Account E. Assets allocated to Separate Account E support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account E into a corresponding Fund of the Life Series Funds at the net asset value. We own the shares of the underlying Funds, not You.
Each Subaccount reinvests any distributions it receives from a Fund by simultaneously purchasing additional shares of the distributing Fund at net asset value.

Accordingly, We do not expect to pay out any such distributions to You.
The Fixed Account
The Fixed Account is not part of Separate Account E. It is part of Our General Account. The General Account consists of all assets owned by Us, other than those in Separate Account E or in any other legally segregated separate accounts. The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. The assets of the General Account can be invested as We choose, subject to certain legal requirements. We guarantee that any assets that You choose to allocate to the Fixed Account will earn interest at an effective annual rate of at least 3.00%. We may, but are not required to, declare interest in excess of this rate (“excess interest”). In the event that We declare excess interest, We are not required to guarantee that it will remain in effect for any specific period of time. Therefore, We may reduce or eliminate such excess interest at any time without prior notice to You.  However, any excess interest already credited to Your account is non-forfeitable.
You do not share in any gains or losses that We experience in the Fixed Account or Our General Account. We bear the entire risk that the investments in Our General Account may not achieve the minimum guaranteed or declared rates of return. The Fixed Account is not registered under the Securities Act of 1933. Moreover, neither the Fixed Account nor the General Account are registered as investment companies under the Investment Company Act of 1940. The staff of the SEC has therefore not reviewed the disclosures in this prospectus that relate to the Fixed Account.  Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.
Life Series Funds
The Life Series Funds is an open-end management investment company registered with the SEC under the 1940 Act. The Funds consist of  fourteen (14) separate series (“Funds”), all of which are available to Policyowners of Separate Account E. Each of the Funds offers its shares only through the purchase of a Policy or another variable life policy or variable annuity contract issued by First Investors Life. Each of the Funds reserves the right to offer its shares to other separate accounts or directly to Us. Although some of the Funds have similar names, the same portfolio manager and the same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.
FIMCO, the investment adviser of the Life Series Funds, is a New York corporation located at 40 Wall Street, New York, New York 10005. FIMCO and the Life Series Funds have retained the Smith Asset Management Group, L.P., 100 Crescent Court Suite 1150, Dallas, Texas 75201 to serve as subadviser of the Select Growth Fund, Vontobel Asset Management Inc., 1540 Broadway, New York, New York 10036, to serve as the subadviser of the International Fund, and Muzinich & Co., Inc., 450 Park Avenue, New York, New York 10022, to serve as subadviser for the Fund For Income. See the Life Series Funds prospectus for more information about the investment adviser and subadvisers.
The following table includes the investment objective for each Fund that is available under the Policy. There is no guarantee that any of the Funds will achieve its stated objective. There is a Subaccount with the same name as its corresponding underlying Fund. You bear the entire investment risk of the Funds You select. The degree of investment risk You assume will depend on the Subaccounts You select. You should consider Your allocations carefully. The investment objectives, primary investment strategies, primary risks and management of the Funds are described in the attached Life Series Funds prospectus, which You should read carefully before investing.
Fund	Investment Objective
Cash Management Fund	High rate of current income consistent with the preservation of capital and maintenance of liquidity.
Equity Income Fund	Total return.
Fund For Income	High current income.
Limited Duration High Quality Bond Fund	Current income consistent with low volatility of principal.
Government Fund	A significant level of current income which is consistent with security and liquidity of principal.
Growth & Income Fund	Long-term growth of capital and current income.
International Fund	Long-term capital growth.
Investment Grade Fund	A maximum level of income consistent with investment in investment grade debt securities.
Opportunity Fund	Long-term capital growth.
Real Estate Fund	Total return.
Select Growth Fund	Long-term growth of capital.
Special Situations Fund	Long-term growth of capital.
Target Maturity 2015 Fund*	A predictable compounded investment return for investors who hold their Fund shares until the Fund’s maturity, consistent with preservation of capital.
Total Return Fund	High, long-term total investment return consistent with moderate investment risk.
* The Target Maturity 2015 Fund will mature and terminate at the end of the year 2015. The Target Maturity 2015 Fund is no longer accepting investments effective May 1, 2015, except for additional investments for Policyowners who have previously selected the Target Maturity 2015 Subaccount as an investment option.

HOW THE POLICY WORKS
The Policy is described as "variable" because the amount of Your Death Benefit, Accumulation Value and loan value (the amount You can borrow) may increase or decrease depending on, among other things, the investment performance of the Subaccount(s) You select. You bear the entire investment risk with respect to the Policy's Accumulation Value which is allocated to the Separate Account E Subaccounts. We bear the investment risk with respect to that portion of the Policy’s Accumulation Value which is allocated to the Fixed Account. The death benefit is never less than the Guaranteed Minimum Death Benefit (adjusted for Policy loans and accrued loan interest). The discussion in this prospectus generally assumes that there have been no Policy loans. The death benefit and Accumulation Value, among other things, are affected if a Policy loan is made.
POLICY APPLICATION PROCESS
To purchase a Policy, You must submit a completed life insurance application to Us and provide Us with evidence of insurability that is satisfactory to Us. Before approving an application, We conduct “underwriting” to determine the designated Insured's insurability and underwriting (insurance risk) classification. If Your application is approved, We will credit Your Policy with the initial premium and make the first Monthly Deduction on the date that the Policy is issued (the “Issue Date”). Until such time, Your initial premium is held, without earning interest, in Our General Account. If a Policy is not issued, We will return Your premium without interest. We reserve the right to reject any application or premium for any reason.
The Insured is covered under the Policy as of the Policy’s issue date. Conditional coverage may be available prior to the issuance of a Policy if all conditions set forth in the application are satisfied. The Policy requires an initial single premium. You have the option of making additional premium payments as described further below. If Your Policy does not have a Policy loan balance, it will stay in force until maturity at age 100 of the Insured for Policies issued before 10/1/2008 and at age 121 for Policies issued on and after 10/1/2008, unless You decide to surrender it. The portion of Your premiums that is allocated to the Subaccounts is used to purchase Accumulation Units of the Subaccounts.
We value Accumulation Units as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) each day that the NYSE is open (“Business Day”).
PREMIUMS
Your Initial Premium
The initial premium You pay is determined by the initial Face Amount of insurance and the Insured’s age, sex and underwriting classification. There is a $5,000 minimum initial premium requirement for issue ages 0-14 and a $10,000 minimum initial premium requirement for issue ages 15 and above.
We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the Guaranteed Minimum Death Benefit exceeds the death benefit payable without such guarantee. In setting premium and cost of insurance rates, We take into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and an overall profit to Us from the Policies.
Optional Additional Premiums
Once each Policy Year, You may make one additional premium payment. The maximum allowable attained age to make additional premium payments is 95. The minimum amount is $500 and the maximum is 10% of the initial premium payment. However, the additional Face Amount of insurance purchased by additional premium payment(s) (as discussed below) cannot cause the total Face Amount of the Policy to exceed the Cumulative Face Amount

Limitation of two times the initial Face Amount of the Policy.
Each additional premium purchases additional Face Amount of insurance at rates based on the Insured’s attained age at the time of the premium payment, and the Insured’s sex and underwriting class. A new schedule of Surrender Charges is associated with each additional premium. We may request that You provide evidence of insurability satisfactory to Us and We may limit or reject any additional premium paid. We will determine if We require such evidence and send You notice with all documents and other requirements within 15 days of Our receiving the additional premium.
If You have a loan balance, We apply premium payments We receive from You first to repay any loan balance. We apply any excess after repayment of any loan balance as an additional premium. Amounts We receive under the Grace Period or Reinstatement provisions of the Policy will be applied in the manner described in those provisions. Any required amount applied as an additional premium payment in such cases will not be subject to the premium limitations or the Cumulative Face Amount Limitation or any other limitation concerning payment of additional premiums, but will be counted against those limitations with respect to any future premium payments.
ALLOCATION OF PREMIUMS TO INVESTMENT OPTIONS
When You purchase a Policy, You select the percentage allocation of Your premium to the Subaccounts of Separate Account E and the Fixed Account.
Your allocations are subject to the following constraints:
1. allocation percentages must be in whole numbers;
2. allocation percentages must add to 100%; and
3. the allocation percentage for the Fixed Account may not exceed 50%.
On the Issue Date of Your Policy, the portion of the initial premium You designated for the Subaccounts will be allocated to the Cash Management Subaccount for a period of 20 days. The portion of the initial premium You designated for the Fixed Account will be allocated to the Fixed Account. On the 21st day, the Accumulation Value in the Cash Management subaccount will be reallocated to the Subaccounts You designated on the application. This reallocation will occur as of the end of the 20th day following the issue date. If that day is not a Business Day, then the reallocation will occur as of the end of the next Business Day. A change in the allocation percentages for future additional premiums will affect reallocations occurring under the Automated Subaccount Reallocation Option. See the description under “Automated Subaccount Reallocation Option” for additional information.
The initial premium is credited to Your Policy on the Policy's issue date. Subsequent additional premiums (if any) that You allocate to a Subaccount are credited to Your Policy based on the Subaccount’s Unit Value that is computed as of the end of the later of the Business Day on which We receive the payment or the Business Day that We receive any satisfactory evidence of insurability which We may require. If We receive the later of these after the end of a Business Day, the Unit Value computed as of the end of the next Business Day will be used.
Reallocating Among Investment Options
Subject to the restrictions discussed below, You may change the allocation of Your Accumulation Value among the Subaccounts, or among the Subaccounts and the Fixed Account, through a Transfer of Accumulation Value by written notice, by telephone, or through participation in Our Systematic Transfer Option or participation in Our Automated Subaccount Reallocation Option.
Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option,

but not both, may be in effect at the same time.
Transfer of Accumulation Value
You may transfer the Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account by providing Us with written notice of Your request or by calling 1(800) 832-7783. There is a limit of six transfers between two or more Subaccounts in any 12-month period. Only one transfer either to or from the Fixed Account is allowed in any 12-month period.
The minimum transfer amount You may request is $100. Each transfer from the Fixed Account is limited to the greater of $1,000 or 25% of the Fixed Account Accumulation Value. Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Accumulation Value to the Unloaned Accumulation Value to exceed 50%. The “Unloaned Accumulation Value” is the Policy’s total Accumulation Value, excluding any amount that is being held in the Policy’s Loan Account as a result of any loans You have taken from the Policy.
We charge a $10 fee for transfers in excess of four per Policy Year including those involving the Fixed Account (see “Charges and Expenses”). The transfer fee, if applicable, is deducted from the Subaccounts and/or the Fixed Account in addition to and proportional with the amount transferred from each account, except that in the case of a 100% transfer from any account, the charge is deducted from the amount otherwise transferable.
A transfer of Accumulation Value made while the Automated Subaccount Reallocation Option is in effect automatically terminates the Automated Subaccount Reallocation Option. Requests for transfers are processed as of the Business Day We receive them, as described in “Policy Transactions”. We may defer transfers under the conditions described under the section entitled “Payment and Deferment”.
Telephone Transfer Option
You may make transfers of the Accumulation Value among the Subaccounts as described above by telephone by calling 1(800) 832-7783.  You will be required to provide certain information for identification purposes when requesting a transaction by telephone and we may record Your telephone call.  We may also require written confirmation of Your request.
We will not be liable for losses resulting from telephone requests that we believe are genuine.  We reserve the right to revoke or limit Your telephone transaction privileges at any time without revoking or limiting all owners’ telephone transaction privileges.  Telephone privileges may be denied to market timers and frequent or disruptive traders.
We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond Our control, such as weather-related emergencies.
Systematic Transfer Option
You may request that a specified dollar amount of Accumulation Value be transferred from any one or more Subaccounts (the “originating account(s)”) to any one or more other Subaccounts (the “receiving account(s)”) at monthly or quarterly intervals, as selected. The first such systematic transfer occurs on the first Business Day of the Policy Month or Policy Quarter that next follows the date We receive Your request. Transfers under this option may not be designated either to or from the Fixed Account. The minimum amount that may be transferred either from or to any one account is $100. All transferred amounts must be specified in whole dollars.
The Systematic Transfer Option will terminate as to an originating account if and when the Accumulation Value in that Account is depleted. Such termination as to one originating account will not have the effect of increasing any amounts thereafter transferred from other originating accounts under the Systematic Transfer Option. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies. (See the Section, “Transfer of Accumulation Value” above). However, We may impose a charge in the future for this option. The systematic transfer option terminates if and when the Accumulation Value remaining in all of the originating accounts is depleted. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice.
Automated Subaccount Reallocation Option
If You request, We will automatically reallocate the Subaccount Accumulation Values at quarterly intervals according to the most recent Premium Allocation on file with Us. The first such reallocation will occur on the first Business Day of the Policy Quarter that next follows the date on which We receive Your request. Upon reallocation, the amount of Accumulation Value allocated to each Subaccount is equal to (a) multiplied by (b), where:
(a) is equal to:
1. the allocation percentage You have specified for that Subaccount; divided by
2. the sum of the allocation percentages for all such Subaccounts; and,
(b) is equal to the sum of the Accumulation Values in all of the Subaccounts at the time of the reallocation.
Any requested changes in Your Premium Allocation percentages are reflected in the next quarterly reallocation following the change. The reallocation will only affect the allocation of Accumulation Values among the Subaccounts. It will not affect the Fixed Account Accumulation Value. Reallocation transfers of Accumulation Value made under this option are not subject to the minimum transfer amount described under “Transfer of Accumulation Value” in this Section. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies. However, We may impose a charge for this option in the future.
A transfer of Accumulation Value made while this Automated Subaccount Reallocation Option is in effect automatically terminates the option. You may subsequently re-elect this option by making a request in the manner described above. We may terminate this option or modify Our rules governing this option by giving You 31 days written notice.
What are Our Policies on Frequent Reallocations Among Subaccounts?
The Policy is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. We therefore limit reallocations to six transfers between two or more Subaccounts in any 12-Month period, not including transfers pursuant to the Systematic and Automatic Transfer Options discussed above. We apply this limitation uniformly to all Policies.
We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.
We will only accept a transaction request that is in writing or made by telephone, and  complies with our requirements. We will not accept transaction requests by any other means, including, but not limited to, facsimile or e-mail. As described in the Life Series Funds prospectus, the Board of Trustees of the Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of each of the Life Series Funds (other than the Cash Management Fund), and to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy.
In order to protect Policyowners and to comply with the underlying Funds’ policies, We have agreed to honor instructions from the Funds to restrict or prohibit further purchases or transfers of shares by any Policyowner that has been identified by the Funds as having violated its market timing policies. Accordingly, We may be required to reject any reallocation request, without any prior notice, that is determined by the Funds to be part of a market timing strategy.
What Are the Risks to Policyowners of Frequent Reallocations?
To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through Our Subaccounts.
In the case of the Subaccounts that invest indirectly in high yield bonds and  stocks of small and mid-sized companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.
In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.
THE DEATH BENEFIT
The death benefit is the amount We pay to the named beneficiary upon the death of the Insured. The death benefit is the greater of the Guaranteed Minimum Death Benefit or the Variable Death Benefit, as described below. We reduce the death benefit to reflect any Policy loan and loan interest. Any partial surrenders also reduce the Guaranteed Minimum Death Benefit in the manner described below and (because they will also reduce the Accumulation Value used to compute the Variable Death Benefit) partial surrenders will reduce the Variable Death Benefit.
Generally, We pay the death benefit within seven days after We receive all claim requirements at Our Administrative Office. If no settlement option is elected, We pay interest on death benefit proceeds from the date of death until We pay the death benefit. The interest rate is guaranteed to be at least 2½%, but may be increased. If the Policy’s death benefit exceeds $1,000, the proceeds can be applied to a settlement option. Prior to the Insured’s death, the Policyowner can elect the settlement option or change a previously elected settlement option. At the time of the Insured’s death, if the Policyowner did not make an election, the beneficiary may apply the proceeds to one of the settlement options. We must receive an election of or a change to a settlement option in writing at Our Administrative Office in a form acceptable to Us. The settlement options are described later in this prospectus.

Guaranteed Minimum Death Benefit
The Guaranteed Minimum Death Benefit on the issue date of Your Policy is equal to the initial premium. Thereafter, the Guaranteed Minimum Death Benefit is increased by the amount of any additional premium paid and is proportionally decreased by any partial surrender of Accumulation Value. The proportion by which the Guaranteed Minimum Death Benefit is decreased in that case is the same proportion as the amount of Accumulation Value surrendered bears to the total Accumulation Value prior to such surrender.
Should Your Policy lapse and be reinstated, the Guaranteed Minimum Death Benefit will be the same as on the date of Default, increased by any amounts applied as a required additional premium payment. See “Reinstatement” for additional information.
Variable Death Benefit
The Variable Death Benefit at any time is equal to the total Accumulation Value divided by the net single premium per dollar of insurance, as discussed further below. Because the Variable Death Benefit is based in part on the amount of a Policy’s Accumulation Value, a higher Accumulation Value at a given time will result in a higher Variable Death Benefit than would a lower Accumulation Value under the same Policy at the same time. Therefore, anything that increases Your Policy’s Accumulation Value (such as additional premiums that You pay or favorable returns from the investment options You select) will tend to increase the amount of the Variable Death Benefit. On the other hand, anything that decreases Your Policy’s Accumulation Value (such as partial surrender, poor performance in the investment options You select, or the charges and expenses to which Your Policy is subject) will tend to decrease the amount of the Variable Death Benefit.
The Policy contains a schedule of the net single premiums per dollar of insurance that will apply at each age that the Insured attains during the life of the Policy. (Although the Table in the Policy sets forth the net single premiums per dollar of insurance only at one-year intervals, “interpolated” numbers are used to reflect the actual time during the Policy Year when an Insured dies.) Also, the value shown in the illustration that You receive with Your Policy will, to the extent relevant, reflect the operation of the net single premium per dollar amount of insurance under Your Policy. If You wish further information, please contact Your First Investors representative.
The net single premium per dollar of insurance is the amount that would be required to purchase one dollar of paid-up whole life insurance, based on the Insured’s sex, attained age, and underwriting classification, based on the 1980 Commissioners Standard Ordinary Mortality (CSO) Table for the Insured’s sex and smoking status for Policies issued before 10/1/2008 and the 2001 CSO Table for Policies issued on and after 10/1/2008 for the Insured’s sex and smoking status, and assuming a 4% rate of interest.
A Policy with a lower net single premium per dollar of insurance will have a higher Variable Death Benefit than an otherwise comparable Policy that has a higher net single premium per dollar of insurance. The amount of the net single premium will generally be lower for a younger Insured than for an older Insured, lower for a female Insured than for a comparable male Insured, and lower for an Insured who does not use tobacco than for an Insured who does. If the Insured presents other special risks, net single premiums will reflect upward adjustments from the mortality table that otherwise would be applicable.
The net single premium per dollar of insurance increases over the period of time that a Policy is in force, as the Insured’s age increases. This means that each year that Your Policy is in force, the Variable Death Benefit will be smaller in relation to the Policy’s Accumulation Value than it was the year before. This will tend to offset any increases in the Variable Death Benefit that would otherwise result from any increase in Your Policy’s Accumulation Value over time and to accentuate any decreases in the Variable Death Benefit that would otherwise result from any decrease in Your Policy’s Accumulation Value over time.
ACCUMULATION VALUE
Determining Your Accumulation Value
The Accumulation Value You have in Your Policy varies daily depending on, among other things, the investment experience of the Subaccounts You have selected and the proportion of Your Accumulation Value which You have allocated to the Fixed Account. The total Accumulation Value is equal to the sum of the Accumulation Values in each of the Subaccounts, the Fixed Account, and the Loan Account.
Fixed Account Accumulation Value
On the Issue Date, the Fixed Account Accumulation Value is equal to the portion of the initial premium, less the portion of the Monthly Deduction for the first Policy Month that is allocated to the Fixed Account.
The Fixed Account Accumulation Value on succeeding Monthly Deduction Dates is equal to:
1. The Fixed Account Accumulation Value on the previous Monthly Deduction Date;
plus the sum of the following transactions that have occurred since the last Monthly Deduction Date;
2. any additional premiums allocated to the Fixed Account;
3. any transfers into the Fixed Account, including transfers due to the repayment of a loan;
4. interest accrued on the Fixed Account Accumulation Value;
less the sum of the following transactions that have occurred since the last Monthly Deduction Date;
1. the portion of the Monthly Deduction for the current Policy month allocated to the Fixed Account;
2. any transfers out of the Fixed Account, including transfers due to the making of a loan; and
3. any partial surrenders allocated to the Fixed Account.
Loan Account Accumulation Value
If You have not taken any Policy loans, Your Loan Account value is zero. The Loan Account Accumulation Value is equal to the amount of Your loan(s) minus any loan repayments plus accrued interest. The balance in the Loan Account is credited with interest at an effective annual rate of 4%.
Subaccount Accumulation Value
The Accumulation Value in each Subaccount at any time is equal to the number of units a Policy has in the Subaccount, multiplied by the Subaccount’s Unit Value. Amounts You allocate to or transfer into a Subaccount are used to purchase units in the Subaccount. We redeem units when amounts are deducted, transferred, or surrendered from a Subaccount. These purchases and redemptions of units are referred to as “Policy Transactions”. These Policy Transactions include the portion of premium payments, full or partial surrenders, loans or loan repayments, and the Monthly Deduction, allocated to the Subaccounts. They also include transfers into or out of a Subaccount.
The number of units a Policy has in a Subaccount at any time is equal to the number of units purchased minus the number of units redeemed in the Subaccount up until that time. The number of units purchased or redeemed as a result of a Policy transaction is equal to the dollar amount of the Policy transaction divided by the Subaccount’s Unit Value on the date of the Policy transaction.
Unit Values are determined as of the end of each Business Day. The Unit Values that apply to a Policy transaction made on a

Business Day are the Unit Values as of the end of that day. If We receive Your request or other documentation for a transaction after the end of a Business Day, it is processed based on the Unit Values as of the end of the next Business Day. The Unit Value of a Subaccount on any Business Day is equal to the Unit Value on the previous Business Day, multiplied by the net investment factor for that Business Day.
The net investment factor for a Subaccount on any Business Day is equal to (a) divided by (b), where:
(a) is the net asset value per share of the Fund in which the Subaccount invests at the end of the Business Day, plus the per share amount of any dividend or capital gain distribution from the Fund since the previous Business Day, less the per share amount of any taxes charged by Us; and
(b) is the net asset value per share of the designated portfolio of the Fund on the previous Business Day. The net asset value of a Fund’s shares is the value reported to Us by the Fund’s investment advisor.
The Policy offers the possibility of increased Accumulation Value resulting from good investment performance. However, there is no assurance that any increase will occur. It is also possible, due to poor investment performance, for the Accumulation Value to decline. You bear all the investment risk for that portion of Your Accumulation Value allocated to the Subaccounts.
Deduction of Cost of Insurance Protection from Accumulation Value
Your Accumulation Value reflects a monthly charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as Our underwriting rules permit.
We determine the current Cost of Insurance Charge by multiplying the Policy’s total Accumulation Value by a Cost of Insurance Rate, expressed as a percentage of Accumulation Value as of the date of the deduction. We may change the method for determining the charge, including one based on the Policy’s Net Amount at Risk, as discussed below. This could enable Us to deduct more cost of insurance charges than would Our current method. We allocate this charge to the Subaccounts and/or Fixed Account in the same proportion as the Accumulation Value in each of the Subaccounts and/or the Fixed Account bears to the sum of the Accumulation Values in the Subaccounts and/or Fixed Account respectively.
Regardless of what method We use for computing the charge, the Cost of Insurance Charge for any month will never exceed the guaranteed monthly maximum Cost of Insurance Rate multiplied by the Net Amount at Risk (as defined in the Policy) on the date of the deduction. The guaranteed monthly maximum Cost of Insurance rates are based on the 1980 CSO Table for the sex and smoking status of the Insured for Policies issued before 10/1/2008. The guaranteed monthly maximum Cost of Insurance rates are based on the 2001 CSO Table for the sex and smoking status of the Insured for Policies issued on and after 10/1/2008.
We currently charge monthly Cost of Insurance rates that are generally less than the Guaranteed Maximum Monthly Cost of Insurance rates. We may change Cost of Insurance rates based on expectations of future experience. If We make such a change, it will apply to all insureds who have the same age at issue, date of issue, sex and underwriting classification. We will review Our current cost of insurance rates for the Policies at least once every five years. We will also review such rates for outstanding Policies in any year in which rates are changed for new Policies on the same form.
We will not change the Cost of Insurance rates because of any change in the Insured’s health, occupation, or avocation. Each Policy contains a schedule of the Maximum Guaranteed Cost of Insurance rates during each year when that Policy is outstanding.

Also, the values shown in the illustration that You receive with Your Policy will reflect the operation of the cost of insurance rates under the Policy, both on a current charge basis and a guaranteed maximum charge basis. If You wish further information, please contact Your First Investors representative. We currently charge the same Cost of Insurance rate, in certain cases, across different ages and different underwriting classifications. We may charge different rates in the future for such ages and underwriting classifications.
SURRENDERS
Total Surrenders
You can surrender the Policy for its Net Surrender Value at any time while the Insured is living. The Policy’s Net Surrender Value is its Accumulation Value, less the amount of any Applicable Surrender Charge and less the amount of any outstanding Policy loan balance and accrued interest. A total surrender is effective on the Business Day that We receive both the Policy and a written request at Our Administrative Office. We calculate the amount of the Surrender Charge as explained in the “CHARGES AND EXPENSES” section of this prospectus.
The amount of any full or partial surrender in excess of the Preferred Surrender Amount is subject to the surrender charge percentage schedule.
You may elect to receive Your Surrender Value:
1. paid to You in one sum; or
2. applied under a settlement option You elect.
We may defer sending the surrender amount under the conditions described in “Payment and Deferment”.
Partial Surrender of Accumulation Value
After the Policy has been in force for one year, You can take partial surrenders. The partial surrender will be effective on the Business Day We receive Your request. The minimum partial surrender amount is $500. The maximum partial surrender amount is the Policy’s Unloaned Accumulation Value, but no more than the total Accumulation Value less $10,000. We reserve the right to limit the number of partial surrenders to three per Policy year.
The amount of the partial surrender is deducted from the Policy’s Accumulation Value. Unless You instruct Us otherwise, We withdraw the partial surrender from the Subaccounts and/or Fixed Account in the same proportion as the Accumulation Value in each Subaccount and/or the Fixed Account bears to the sum of the Accumulation Values in these Accounts. The amount of the partial surrender in excess of the Preferred Surrender Amount is subject to a Surrender Charge which is determined as described under “CHARGES AND EXPENSES”.
The Guaranteed Minimum Death Benefit is decreased by the proportion that the amount of any partial surrender of Accumulation Value bears to the total Accumulation Value prior to such surrender.
We charge $25 to process each partial surrender. We deduct this charge from the Accumulation Value remaining after the partial surrender. To the extent there is a balance remaining, the charge is deducted from each Subaccount and/or the Fixed Account in the proportion that such account bears to the total Accumulation Value prior to the partial surrender. Any portion of this charge that cannot be assessed due to insufficient value in any account is allocated proportionally to the balances in the remaining accounts. We may limit the number of partial surrenders in any Policy year to three. We will usually pay the Surrender Value within seven days. However, We may delay payment under certain circumstances described under “Payment and Deferment”. You should be aware that any full or partial surrender will have tax consequences. See "TAX INFORMATION." We may deduct withholding taxes from the Surrender Value.

POLICY LOANS
You may borrow from the Accumulation Value of Your Policy. Because this Policy is generally a Modified Endowment Contract under the tax code, Policy loans can have tax consequences. Therefore, You should consult a tax adviser before taking a loan. You may borrow up to 75% of the Surrender Value during the first three Policy years, or 90% of the Surrender Value after the first three Policy years.
Your Policy is assigned to Us as sole security. (The “Surrender Value” is the Accumulation Value, less any then-applicable surrender charge.) If Your Policy is continuing in force as Guaranteed Paid-Up Insurance, the Loan Value will be the Surrender Value on the next Policy Anniversary, less interest at the Policy Loan Interest Rate to the next Policy anniversary.
The smallest loan that may be made is $500, or the loan amount available, if less. A Policy loan may be repaid in full or in part. The loan repayment may not be less than $100, or the loan balance, if less. If You have a loan balance, We apply any amount We receive from You first to repay any loan balance with any excess applied as an additional premium. We may defer loan proceeds under certain conditions described under “Payment and Deferment”.
Interest on Policy loans accrues daily at an effective annual interest rate of 6%. Interest is due and payable at the end of each Policy year. When a Policy loan is made, a part of the Accumulation Value is transferred from the Subaccounts and/or the Fixed Account to the Loan Account. Conversely, when a loan repayment is made, a portion of the Accumulation Value in the Loan Account equal to the amount of the loan repayment is transferred back into the Subaccounts and the Fixed Account, if applicable.
On the first Business Day of each Policy year, and at the time a loan is taken or repaid, a Policy loan is made for any loan interest accrued and unpaid as of that time, and a corresponding transfer of Accumulation Value into the Loan Account is made. Amounts that are transferred into the Loan Account no longer earn the rates of return applicable to the originating accounts. Instead, they are credited with interest at an effective annual rate of 4%, during the period the loan is outstanding. Therefore, any Policy loan will permanently affect the Surrender Value and the Variable Death Benefit, whether or not repaid in whole or in part.
Policy loans are allocated among the Subaccounts and/or Fixed Account in the same proportion as the Accumulation Value then in each. Loan repayments and loan balancing transfers will be allocated among the Subaccounts and/or Fixed Account using the Premium allocation percentages then in effect. We subtract the amount of any outstanding loan plus accrued interest from any death benefit or any proceeds from a total surrender that We pay or from the amount applied to a settlement option.
If on any Monthly Deduction Date, Your outstanding loan with accrued interest ever equals or exceeds the Policy’s Surrender Value, We mail notice of such event (called a default) to You and any assignee, provided We have received notice of assignment, at the last known address within 30 days. The Policy terminates 61 days after the date of default. The Policy does not terminate if You make the required payment referred to below under “Grace Period” within that 61-day period.
SETTLEMENT OPTIONS
Upon death of the Insured or total surrender, You or Your beneficiary may elect to apply all or a portion of the proceeds under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. However, the Policy proceeds must be at least $1,000 and the settlement option chosen must result in an annual payment of at least $50.00. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. There are no withdrawal rights under the settlement options, except for the Proceeds Left at Interest option. First Investors Life may allow withdrawal of the present value of income payments under non-life contingent settlement options at its discretion. Tax consequences may vary depending on the settlement option chosen. You should consult a tax adviser prior to selecting a settlement option. The settlement options are as follows:
Proceeds Left at Interest
Proceeds left with Us to accumulate for any period agreed on, with interest payable at a rate of 2½% per year, which may be increased by additional interest, in Our sole discretion.
Payment of a Designated Amount
Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2½% per year and any additional interest are exhausted. Whether any such additional interest would be paid would be solely within Our discretion.
Payment for a Designated Number of Years
Payments in installments for up to 25 years, including interest at a rate of 2½% per year. Payments may increase by additional interest, which We would pay at the end of each installment year. Whether any such additional interest would be paid would be solely within Our discretion.
Life Income, Guaranteed Period
Payments guaranteed for 10 or 20 years, as You elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which We would pay at the end of each installment year. Whether any such additional interest would be paid would be solely within Our discretion.
Life Income, Guaranteed Return
The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.
Life Income Only
Payments made only while the person on whose life the payments are based is alive.
The terms and conditions of the payment options are described in more detail in the Policy. Also, We may make other payment options available in Our sole discretion. When a payment option goes into effect, We will issue a separate payment contract that will contain additional terms and conditions applicable to the payment option selected. You may obtain additional information in this regard from Your First Investors representative.
OTHER PROVISIONS
Age and Sex
If You have misstated the age or sex of the Insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex. For purposes of the Policy and this prospectus, references to the Insured’s age are to the “issue age” set forth in the Policy, plus the number of complete years elapsed since the Policy’s issue date.
Ownership
You may change the Ownership of this Policy. A change in Ownership will take effect on the date the change is signed by the previous Owner. However, any Policy transactions processed by Us prior to Us receiving notice of the change of ownership will not be affected.
We will send all communications to the last address We have on record for the Owner. Therefore, You should send Us notice of any change in Your address. If a Policy has more than one Owner (i.e., there are joint owners of record), references in this prospectus to the Owner or to “You” and “Your” refer to such owners jointly. All joint Owners must join in any request, election or other exercise of rights under a Policy.

Assignment
You may assign ownership rights under Your Policy from yourself to someone else. However, the Assignment is not binding on Us unless it is in writing and filed with Us at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any Assignment. Unless otherwise provided in the Assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when You made the Assignment. The assignee receives any sum payable to the extent of his or her interest.
Beneficiary
This is the entity, person or persons You designate in the Policy to receive death benefits upon the death of the Insured. You may change this designation during the Insured's lifetime. A change in beneficiary will take effect on the date the request is signed by You. However, any Policy Transactions processed by Us prior to Our receiving notice of the change of beneficiary will not be affected. If a beneficiary dies while the Insured is still living that beneficiary’s interest will pass to any remaining beneficiary, unless You make a new beneficiary designation. If no beneficiary is living at the time an Insured dies, the death proceeds will be paid to You or, if You are deceased, to Your estate.
Right to Examine
You have a period of time to review Your Policy and cancel it for a return of the premium paid. The duration and terms of the "right to examine" period vary by state, and are stated on the cover of Your Policy. At a minimum, You can cancel Your Policy at any time within 10 days after You receive Your Policy. You must return Your Policy along with a written request for cancellation to Us at Our Administrative Office.
Default
If Your Policy has an outstanding Policy loan, it goes into Default on any Monthly Deduction Date on which the Monthly Deduction exceeds the net Surrender Value. We will send You a Notice of Lapse within 30 days of Default. The Policy lapses, and thereby terminates without value, 61 days following the date of Default, as described under “Grace Period” below. A Policy that has lapsed may later be reinstated, subject to among other things, evidence of the Insured’s continuing insurability. See “Reinstatement”.
If Your Policy does not have a loan balance, it continues in force even if the Monthly Deduction exceeds the net Surrender Value. During this time, Monthly Deductions continue to be deducted until the remaining Accumulation Value is insufficient to cover such Deduction, the Policy’s Accumulation Value is maintained as negative values and the Policy’s Death Benefit provision remains in effect. This means that the Policy will only have a positive Accumulation Value to the extent that You pay an additional premium amount that exceeds the amount necessary to pay the accrued undeducted charges.
Guaranteed Paid-Up Insurance Option
You have the option to elect Guaranteed Paid-Up Insurance by giving notice to Us. You will no longer have the option to pay any additional premiums. We calculate the amount of Guaranteed Paid-Up Insurance using the net Surrender Value of Your Policy as a net single premium based on the age of the Insured at the time You elect this option.
You can choose to continue any existing Policy loan under this option. In such case, the amount of Guaranteed Paid-Up Insurance will be calculated using the Surrender Value of this Policy as a net single premium as described above. When You elect this option for Guaranteed Paid-Up Insurance, the Accumulation Value in the Subaccounts and/or the Fixed Account is transferred to Our General Account. Subsequently, Your insurance benefits will not vary with the investment return.
Once You elect this option, You can surrender Your Guaranteed Paid-Up Insurance at any time for its Net Surrender Value. In determining that value, Surrender

Charges will not apply. Your surrender request is effective on the date We receive Your notice and the Policy.
Exchange Privilege
The exchange privilege allows You to exchange the Policy for a permanent fixed life insurance policy that We issue on the Insured's life. The exchange privilege is available:
■  within the first 18 months after the Policy's issue date, or
■  if any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions.
You do not need to provide evidence of insurability to exercise this privilege. The new policy will have a face amount equal to the Face Amount of the Policy. It also has the same issue date and risk classification for the Insured as the Policy does. We will base premiums for the new policy on the premium rates for the new policy that were in effect on the new policy issue date.
In some cases, We may adjust the cash value on exchanges. The adjustment equals the Policy's Surrender Value minus the new policy's Surrender Value. If the result is positive, We pay that amount to You. If the result is negative, You pay that amount to Us. We will determine the amount of a cash adjustment as of the date We receive the Policy and written request at Our Administrative Office.
Grace Period
Within 30 days following Default, We will notify You of the amount required to prevent termination of Your Policy. We will also notify any assignee of record. Your Policy lapses, and thereby terminates without value, 61 days following the date of Default, unless We receive the required amount by such time. The death benefit payable during the grace period equals the death benefit in effect on the date of Default, less the required amount computed as of that date.
To continue Your Policy in force, You will be required to pay the amount equal to the estimated amount needed to keep Your Policy in force for three months from the date of Default. Any amounts received are applied as a loan repayment, to the extent of any outstanding loan balance, with the excess applied as an additional premium.
Incontestability
We will not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the date of issue. We will not contest the validity of any increase in Face Amount that was subject to evidence of insurability after such increase has been in force during the lifetime of the Insured for two years from the effective date of the increase.
Changes to the Policy
We have the right to change the terms of the Policy without Your consent where necessary to comply with applicable law. In particular, We can make any change or take any action We deem necessary in order for a Policy to continue to be treated as life insurance for federal income tax purposes. This could include, for example, refusing a partial surrender request or additional premium payment, revising a Policy’s schedule of net single premiums per dollar amount of insurance, requiring You to pay additional premiums, or making distributions to You from the Policy.
We may add or delete Subaccounts of Separate Account E or any other separate account as investment options under Your Policy. We may also make changes in, combine or reorganize, any of the Subaccounts. We may also replace any Fund with any other Fund of the Life Series Funds or any other investment company or investment medium. We may also cause Separate Account E to terminate its registration under the 1940 Act, if at any time that is legally permitted.

It is not possible to foresee all of the reasons why We might make any changes such as those discussed in the preceding paragraph. Nevertheless, such reasons could include responding to any change in the investment program of any Fund; responding to any reorganization or liquidation of a Fund or of the Life Series Funds; terminating or replacing any investment option that has become unsuitable for any Policy; providing a more attractive selection of investment options to Policyowners, consistent with maintaining Our administration costs within reasonable limits; eliminating investment options in which Policyowners have evidenced limited interest; responding to a change in an investment adviser of a Fund or a change in control of any such adviser; and achieving administrative efficiencies that may benefit Us or Policyowners.
We will provide Policyowners with notice of any change that is material to them, but in the case of most of the changes discussed above, Policyowner agreement or approval would not be required. In some cases, regulatory approval or notice would be required. For example, as long as Separate Account E remains registered under the 1940 Act, current law requires, in many cases, that the SEC approve in advance the substitution of shares of any other Fund or investment company for the Fund shares in which any Subaccount invests.
State Variations
Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for Your state. Your Policy, as a result, may differ, from those described in this prospectus. Your actual Policy, with any endorsements, amendments and riders, is the controlling document. We offer the Policy in most states. Check with Your First Investors representative regarding availability in Your state. The Policy is offered continuously. Although We do not anticipate discontinuing the offer of the Policy, We reserve the right to do so at any time.
Payment and Deferment
We will usually pay the death benefit, partial or full Surrender Value, or loan proceeds within seven days after We receive all documents required for such payments. However, We may delay payment:
1. if a recent payment that You made by check has not yet cleared the bank;
2. if We are not able to determine the amount of the payment because the New York Stock Exchange is closed for trading or the SEC determines that a state of emergency exists; or
3. for such other periods as the SEC may by order permit for the protection of security holders.
Under a Policy continued as Guaranteed Paid-Up insurance or with respect to values held in the Fixed Account, We may defer the payment of the full or partial Surrender Value or loan proceeds for up to six months. If We postpone the payment more than 10 days, We pay interest at a rate of not less than 2.5% per year on the Surrender Value. We pay the interest from the date of surrender to the date We make payment.
Non-Participating Policy
This Policy does not provide for dividend payments. Therefore, it is "non-participating" in the earnings of First Investors Life Insurance Company.
Policy Months, Years and Anniversaries
We measure Policy months, years and anniversaries from the date of issue of the Policy, which is generally the date on which We approve the application. Each Policy year commences on the anniversary of the date of issue.
Reinstatement
You may request reinstatement of a Policy that You did not surrender for its Surrender Value, within three years from the date of Default, in accordance with the Policy. You may not reinstate a Policy if You previously elected the Guaranteed Paid-Up Insurance Option. The conditions that You must meet to reinstate a Policy, and the amounts that You have to pay, are set forth in the Policy. We have two years from the effective date of reinstatement to contest the truth of statements or representations in Your application for reinstatement.
Suicide
If the Insured commits suicide within two years from the Policy’s issue date, Our liability is limited to all premiums paid, less any indebtedness. If the Insured commits suicide within two years of an increase in Face Amount that was subject to evidence of insurability, the following adjustments are reflected in the death proceeds:
1. the Variable Death Benefit is reduced by one minus the ratio of the Variable Death Benefit immediately preceding the increase to the Variable Death Benefit immediately following the increase; and
2. the premium paid at the time of the increase in Face Amount is refunded and is not reflected in the Minimum Guaranteed Death Benefit.
Valuation of Assets
We determine the Unit Values of the Subaccounts of Separate Account E and the Fixed Account as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (“Business Day”). The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the Unit Values will be determined as of the time of the closing. We value the shares of each Fund at the net asset value per share as determined by the Fund. Each Fund determines the net asset value of its shares as described in the Life Series Funds prospectus.
Processing Transactions
Generally, Your transaction requests (such as loan repayments, transfers and reallocation requests) will be processed as of the Business Day We receive them, if We receive them before the close of business on that day (generally 4 p.m. Eastern Time) in a manner meeting Our requirements. Otherwise, they will be processed on the next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.
FEES, CHARGES AND EXPENSES
We describe below the fees and charges that You are required to pay to purchase and maintain the Policy. We guarantee that once You have purchased Your Policy, We will not increase the amount of the Separate Account Charge, the Transfer Fee or the Partial Surrender Fee. The discussion that follows, as well as the names given to certain charges, indicate the principal purpose of the fees. Nevertheless, the revenues from these charges may be used by Us for any purpose, including a purpose for which another charge is imposed, or retained by Us as a profit.
Transaction Fees
We charge fees for certain transactions as indicated below.
Transfer Fee
We charge a transfer fee of $10 for each transfer of Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account, in excess of four per Policy Year, excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option.
Partial Surrender Fee
We charge a $25 fee to process each partial surrender.
Surrender Charge
We deduct a Surrender Charge from the amount of full or partial surrenders of Accumulation Value to the extent they exceed the Preferred Surrender Amount.
The Preferred Surrender Amount is equal to the greater of (a) or (b), where:
(a) is equal to:

1. the Accumulation Value on the date of any full or partial surrender;
less
2. the total of the Adjusted Premiums, which is the total premiums paid (other than those to which previous prior partial surrenders have been allocated); and
(b) is equal to 10% of the total of the Adjusted Premiums at the beginning of the Policy Year, less any partial surrenders previously made in the same Policy Year.
The Surrender Charge is a percentage of the surrender that exceeds the Preferred Surrender Amount (“the Adjusted Surrender Amount”). The percentage declines based upon the number of years the corresponding premium has been invested and the age of the Insured on the date of the premium payment as shown in the table below.

Number of Years from Effective Date of Premium to Date of Surrender	For Policies Issued Before 10/1/2008 Insured’s Age on Date of Premium Payment
	Ages 0-49	Ages 50-59	Ages 60-69	Ages 70-80	Ages 81-85	Ages 86-95
Less than 1	9.5%	8.5%	7.0%	6.0%	5.0%	0.0%
1-2	8.0%	7.0%	6.0%	4.5%	4.0%	0.0%
2-3	7.0%	6.0%	5.0%	4.0%	3.0%	0.0%
3-4	6.0%	5.0%	4.0%	3.0%	2.0%	0.0%
4-5	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%
5-6	4.0%	3.0%	2.0%	1.0%	0.0%	0.0%
6-7	3.0%	2.0%	1.0%	0.0%	0.0%	0.0%
7-8	2.0%	1.0%	0.0%	0.0%	0.0%	0.0%
8-9	1.0%	0.0%	0.0%	0.0%	0.0%	0.0%
More than 9	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Number of Years from Effective Date of Premium to Date of Surrender	For Policies Issued On and After 10/1/2008 Insured’s Age on Date of Premium Payment
	Ages 0-20	Ages 21-30	Ages 31-70	Ages 71-80	Ages 81-85	Ages 86-95
Less than 1	9.00%	8.00%	7.0%	6.00%	5.00%	0.00%
1-2	8.00%	7.00%	6.25%	4.50%	4.00%	0.00%
2-3	7.00%	6.00%	5.75%	4.00%	3.00%	0.00%
3-4	6.00%	5.00%	5.00%	3.00%	2.00%	0.00%
4-5	5.00%	4.00%	4.00%	2.00%	1.00%	0.00%
5-6	4.00%	3.00%	3.00%	1.00%	0.00%	0.00%
6-7	3.00%	2.00%	2.00%	0.00%	0.00%	0.00%
7-8	2.00%	1.00%	1.00%	0.00%	0.00%	0.00%
8-9	1.00%	0.00%	0.00%	0.00%	0.00%	0.00%
More than 9	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

We apply the Surrender Charge to the Adjusted Surrender Amount in the following order: first against the most recent additional premiums which are still in effect, in the reverse order in which the additional premiums were received; and, then against any of the initial premium which is still in effect. A partial surrender reduces Your Accumulation Value. It also reduces the Guaranteed Minimum Death Benefit of Your Policy in the proportion that the total amount of the surrender bears to the total Accumulation Value of the Policy immediately prior to the surrender.
PERIODIC CHARGES DEDUCTED FROM THE SUBACCOUNT VALUE
Cost of Insurance Protection Charge
We deduct a charge from the Subaccount assets attributable to Your Policy for the cost of insurance protection. We determine the current Cost of Insurance Charge by multiplying the total Accumulation Value by a Cost of Insurance Rate, expressed as a percentage of Accumulation Value. We may change the method for determining the charge, including one based on the Policy’s Net Amount at Risk. This Cost of Insurance Rate is based upon Your age, sex and underwriting classification (See "Deduction of Cost of Insurance Protection from Accumulation Value"). We expect to make a profit from this charge.
For policies issued before 10/1/2008, Our minimum and maximum annual current cost of insurance rates, as well as the rate for Our representative Insured as a percentage of the Accumulation Value are:
■	minimum: 0.00%;
■	maximum: 0.19%;
■	standard case: 0.06%.
For policies issued on and after 10/1/2008, Our minimum and maximum annual current cost of insurance rates, as well as the rate for Our representative Insured as a percentage of the Accumulation Value are:
■	minimum: 0.00%;
■	maximum: 0.24%;
■	standard case: 0.05%
The representative Insured referred to above is a male, age 55 at the Policy issue date, and in Our standard non-tobacco user underwriting class. The rate shown is for the first Policy year. We have the right to increase the charges shown, but not above the guaranteed maximum rates set forth in the Policy.
Separate Account Charge
We deduct from the Subaccount assets attributable to Your Policy a monthly charge to defray administrative and sales expenses and to compensate Us for certain mortality and expense risks that We assume. We compute the charge at an effective annual rate of 1.75% of the Subaccount Accumulation Value attributable to Your Policy. The mortality risk that We assume is that the person named as the Insured under the Policy will live for a shorter time than We have estimated. In that case, We will not receive enough from premiums and other charges to compensate Us for the death benefit We must pay. The expense risk We assume is that the expenses We incur in issuing and administering the Policies will be greater than We have estimated and based Our other charges on.
Policy Loan Interest
If You have an outstanding Policy loan, We charge interest that accrues daily at an effective annual rate of 6% compounding on each Policy anniversary.
Income Tax Charge
We do not expect to incur any federal income tax as the result of the net earnings or realized net capital gains of Separate Account E. However, if We did incur such tax, We reserve the right to charge the Separate Account for the amount of the tax. We may also impose charges for other applicable taxes attributable to the Separate Account.

Deductions from the Funds
Each Fund makes daily deductions from its assets to cover management fees and other expenses. Because this impacts the Subaccount assets attributable to Your Policy, You bear these charges indirectly. These expenses vary as among the Funds and vary over time. The highest and lowest gross annual Fund operating expenses as of December 31, 2013 were 1.54% and 0.79%, respectively. The highest gross annual Fund operating expenses have been restated to reflect current operating expenses.  Annual Fund expenses for all Funds are fully described in the attached Life Series Funds prospectus. We begin to accrue and deduct all of the above charges and premiums on a Policy’s issue date. If a Monthly Deduction Date is not a Business Day, the Policy’s monthly deduction will be made as of the end of the next Business Day.

FEDERAL TAX INFORMATION

This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen or U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes herein, except as noted. The tax laws described herein could change, possibly retroactively.
The discussion is very general in nature. It does not cover all of the relevant federal tax law considerations and it does not address all of the details of the considerations that it does cover. Therefore, the below discussion is intended only to provide a general overview rather than to serve as a basis for a decision about whether to purchase a Policy or take any other action with respect to a Policy. For such advice, You should consult a qualified tax adviser. We strongly recommend that You obtain such advice prior to taking any such action.
Policy Proceeds
We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because it meets the definition of life insurance Contract in Section 7702 of the Internal Revenue Code of 1986, as amended (“Code”), and the investments of the each Subaccount satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:
■  the death benefit will, if and when paid, be excluded from the gross income of the beneficiary for federal income tax purposes;
■  the growth of the Accumulation Value of the Policy, if any, that is attributable to the investments in the Subaccounts and the Fixed Account (known as the "inside build-up") will not be subject to federal income tax, unless and until there is a distribution from the Policy (Policy loan and/or full or partial surrender); and
■  transfers among Subaccounts are not taxable events for purposes of federal income tax.
Surrenders and Loans
We have designed the Policy to be a Modified Endowment Contract (“MEC”) for federal income tax purposes. As a result, any loan, partial withdrawal, Assignment, pledge, lapse or surrender (a “Policy transaction”) by You is taxable to You to the extent there are gains in the Policy, and if the Policy transaction occurs before the age of 59½, a 10% penalty tax will also apply, to any such taxable amounts, unless You qualify for one of the exceptions.
A Policy that is classified as a MEC continues to be a life insurance Policy for purposes of the tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a Policy that is classified as a MEC are taxed on an "income first" basis. If a Policy is a MEC, distributions include partial and full surrenders. Also, Policy loans from a MEC may be taxable. Furthermore, if a Policy that is not a MEC becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable distributions that are made from a MEC prior to age 59½ are subject to an additional 10% penalty. If a policy is a MEC, any policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by Us to an owner in any calendar year will be treated as one policy under the MEC rules.
It is possible that a policy that is issued in exchange for another insurance policy that is not a MEC will not be treated as a MEC. If You are considering such an exchange, You should first consult with Your tax counsel concerning the tax treatment of such a policy.
Whether or not a policy is a MEC, if the policy lapses after a Grace Period, the amount of any loan balance that You do not repay will, for federal income tax purposes, be treated as a distribution to You. That amount, therefore, may be subject to federal income tax (and, in the case of a MEC, tax penalties may apply), in the manner and to the extent discussed above for other distributions from a policy.
Tax Withholding
Regardless of whether Your Policy is a MEC, whenever there is a taxable distribution from the  Policy, the amount of the gain is subject to federal income tax withholding and reporting. We will not withhold income tax if You so request in writing, before the payment date. However, in such event, You are responsible for any potential tax penalties that may result from Our failure to withhold taxes.
Estate and Generation Skipping Taxes
Because of the complex nature of the federal tax law, we recommend that you consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy.  The American Taxpayer Relief Act of 2012 (the “Act”), which was enacted on January 2, 2013, provides an exemption for purposes of the federal estate tax of $5 million (adjusted for inflation for calendar years after 2011, with a 2015 exemption of $5.43 million) and a top estate tax rate of  40% for deaths that occur after December 31, 2012.  An unlimited marital deduction may be available for assets left to a U.S. citizen spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse. Under the Act, “portability” is made permanent, so that any unused exemption in one spouse’s estate will be available in most cases to the surviving spouse.
When the Insured dies, the death benefit payable under the Insured’s Policy will generally be included in the Insured’s estate for purposes of the federal estate tax if (1) the Insured and the Policyowner are the same or (2) the  Insured held any “incident of ownership” in the Policy at the death or at any time within three years of death.  An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new Beneficiary.
If a Policyowner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to federal gift tax.  In addition, if a Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax (“GSTT”).  Similarly, if the beneficiary is two or more generations younger than the Insured, the payment of the death benefit to the Beneficiary may be subject to the GSTT.  The Act provides an exemption for purposes of the GSTT of $5 million (adjusted for inflation for calendar years after 2011, with a 2015 exemption of $5.43 million) and a GSTT tax rate of 40% for transfers made after December 31, 2012.
Certain Other Tax Issues
We are taxed as a "life insurance company" under the Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account E. Based upon this expectation, no charge is currently assessed against Separate Account E for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account E. We may incur state and local taxes (in addition to premium taxes) attributable to Separate Account E in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against Separate Account E. We may, however, assess Separate Account E for such tax in the future. If any charges for federal, state or local taxes are assessed against Separate Account E in the future, they could reduce the net investment performances of the Subaccounts. In order for a Policy to be treated as a life insurance contract for federal income tax purposes, the investments of each Subaccount of Separate

Account E to which premiums under the Policy are allocated must be “adequately diversified” in accordance with the Code and Treasury Department regulations. The investment adviser of the Funds monitors their portfolios to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein.
Each of the Life Series Funds available under the Policy sells its shares not only to Separate Account E but also to other separate accounts which fund variable life insurance and variable annuity contracts. We do not anticipate any disadvantages resulting from this arrangement. However, it is possible that material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Life Series Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different fund or funds for a series of the Life Series Funds. In order for the Policies to continue to be treated as life insurance for federal income tax purposes, the Funds must limit the availability of their shares to certain types of purchasers. For example, if a variable annuity contract participating in a Fund does not qualify as life insurance or as an annuity for federal income tax purposes, Policies investing in that Fund could, as a result, also cease to be taxed as life insurance.
If Your Policy were to ever fail to qualify for taxation as a life insurance contract as discussed above, You would generally be subject to current federal income tax on any income and gains of the Subaccounts in which You have Accumulation Value, and the Policy’s death benefit proceeds would lose their income tax-free status. These tax consequences would apply for the period of the failure and could continue for as long as Your Policy remains in force. This, however, is a risk that is also common to most other variable life insurance policies and variable annuities.
Under certain circumstances, a Policyowner’s control of the investments of Separate Account E may cause the Policyowner, rather than Us, to be treated as the owner of the assets in Separate Account E for tax purposes, which would result in the current taxation of the income on those assets to the Policyowner. Based upon current IRS guidance, We do not believe that the ownership rights of a Policyowner under the Policy would result in the Policyowner’s being treated as the owner of the assets of the Policy. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the policy.

OTHER INFORMATION
VOTING RIGHTS
Because the Life Series Funds are not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares of any Fund held in a corresponding Subaccount or directly, at any such shareholders meeting as follows:
■  shares attributable to Policyowners for which We have received instructions, in accordance with the instructions;
■  shares attributable to Policyowners for which We have not received instructions, in the same proportion that We voted shares held in the Subaccount for which We received instructions; and
■  shares not attributable to Policyowners, in the same proportion that We have voted shares held in the Subaccount attributable to Policyowners for which We have received instructions.
We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no other shares held in any Subaccount. We will present all the shares of any Fund that We hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum. As a result of proportional voting, the votes cast by a small number of Policyowners may determine the outcome of a vote.
We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Policy’s Accumulation Value in that Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds. We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.
The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in Our own right, to the extent permitted by law.
REPORTS
Our variable life insurance is offered through broker-dealers that are registered with the SEC and are members of the Financial Industry Regulatory Authority (“FINRA”). At least twice each year, We will send a report to You that contains financial information about the Funds, as required by applicable law. In addition, unless otherwise agreed, we will send You a confirmation on behalf of the broker-dealers through which the variable life insurance transaction is processed, after each transaction that affects the value of Your Policy, and at least once each year We will send a statement that gives You financial information about Your Policy, including, to the extent applicable, Your scheduled fixed premium payments.

If several members of the same household each own a Policy, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.
The financial statements of First Investors Life are in the Statement of Additional Information that is referred to on the back cover of this prospectus.

Please read this prospectus and keep it for future reference. It contains important information that You should know before buying a Policy. We have filed a Statement of Additional Information (“SAI”), dated May 1, 2015 with the SEC. The SAI contains additional information about First Investors Life and Separate Account E. We incorporate the SAI by reference into this prospectus. You can get a free SAI,  request other information about the Policy or make other inquiries by contacting Us at First Investors Life Insurance Company, Raritan Plaza 1, Edison, NJ 08837 or calling Us toll free at 1 800-832-7783 or by visiting Our website www.firstinvestorslife.com. You can review and copy documents (including reports and the SAI pertaining to Separate Account E) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of documents relating to Separate Account E after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 551-8090. Text-only versions of documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.
SEC file number:  033-123756/811-21742

FIRST INVESTORS LIFE SEPARATE ACCOUNT E

INDIVIDUAL VARIABLE LIFE INSURANCE POLICIES

OFFERED BY

FIRST INVESTORS LIFE INSURANCE COMPANY

Statement of Additional Information dated May 1, 2015

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectuses for the individual variable life insurance policies offered by First Investors Life Insurance Company through First Investors Life Separate Account E (“Separate Account E”), which may be obtained at no cost by writing to First Investors Life Insurance Company, Raritan Plaza 1, Edison, NJ 08837, by telephoning (800) 832-7783, or by visiting our website at www.firstinvestors.com. Separate Account E currently funds two individual variable life insurance policies: Variable Universal Life, a flexible premium adjustable variable life insurance policy (“VUL”) with a prospectus dated May 1, 2015 and Single Premium Variable Life Insurance Policy, a modified single premium variable life insurance policy (“SPVL”) with a prospectus dated May 1, 2015.

Unless otherwise noted, the terms used in this SAI have the same meanings as in the prospectuses.

GENERAL DESCRIPTION
First Investors Life Insurance Company.  First Investors Life Insurance Company, 40 Wall Street, New York, New York 10005 (“FIL” or “First Investors Life”), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance and annuities.  First Investors Consolidated Corporation (“FICC”), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. (“FIMCO” or “Adviser”) and all of the outstanding stock of First Investors Life, First Investors Corporation (“FIC” or “Underwriter”) and Administrative Data Management Corp., the transfer agent for First Investors Life Series Funds (“Life Series Funds”).  The Independent Order of Foresters (“Foresters”) controls FICC and, therefore, the Adviser and First Investors Life.  Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 1T9.

The following chart provides information about the Officers and Directors of First Investors Life.

Name	FIL Office	Principal Occupation for Last Five Years
Carol Lerner Brown	Secretary
Assistant Secretary FIC since 1989; Secretary FIL and FIMCO since 1989; Secretary FICC 1989-2011, Assistant Secretary FICC since 2011; Secretary ADM since 1989; and Secretary First Investors Advisory Services, LLC since 2012.

Craig D. Cloyed	Director	Director FIL and FICC since 2012; President and Director Calvert Investment Distributors, Inc. from 1998 to March 2012.
William H. Drinkwater	Senior Vice President and Chief Actuary	Senior Vice President and Chief Actuary FIL since 2003.
Lawrence M. Falcon	Senior Vice President and Comptroller	Senior Vice President and Comptroller FIL since 1990.
Francis X. Gannon	Chief Financial Officer and Treasurer
Chief Financial Officer and Treasurer FIL, FIC, ADM and FICC since 2013; Chief Financial Officer FIMCO since 2013; Chief Financial Officer First Investors Advisory Services, LLC since 2013; Principal FX Capital LLC 2009-2013; Corporate Comptroller AlliedBarton 2010-2011; and Director Jefferson Wells International 2008-2009.

Anthony M. Garcia	Director
President and Chief Executive Officer Foresters since 2014; Director Forester Life Limited since 2014; Director Forester Holdings (Europe) Limited since 2014; Director Forester Fund Management Limited  since 2014; Chairman and Director FICC since 2014; Director FIL since 2014; President Western & Southern Agency Group 2012-2014; and President and Chief Executive Officer TIAA-CREF Life Insurance Company 2009-2012.

Steven Guterman	Director	Director FIL and FICC since 2012; Chief Executive Officer InstantLabs Medical Diagnostics Corp. since 2010.

2

Jason Helbraun	Assistant Vice President	Assistant Vice President FIL since 2006.
William M. Lipkus	Chairman and Director
President, First Investors Family of Funds, since June 2014;
Chief Executive Officer, President  and Director since 2012, Chief Administrative Officer 2012-2014, Treasurer 1999-2013 and Chief Financial Officer 1997-2013 of FICC; Chairman  since 2012, Director since 2007,  Chief Administrative Officer 2012-2014, and Chief Financial Officer 1998-2013 of FIMCO; Chairman since 2012,  Director since 2011, Chief Administrative Officer 2012-2014, Treasurer  1999-2013 and Chief Financial Officer 1998-2013 of  FIC; Chairman since 2012, Director since 2007, Chief Administrative Officer 2012-2014, Treasurer and Chief Financial Officer 1998-2013 of Administrative Data Management Corp.; Chairman and Director  since 2012,  Chief Administrative Officer 2012-2014, Vice President 1996-2014, Treasurer and Chief Financial Officer 1996-2013 of FIL; and Chairman and Member of Board of Managers and Investment Committee Member since 2012, Chief Financial Officer 2012-2013 of First Investors Advisory Services, LLC.

Martha E. Marcon	Director	Director Foresters Life Insurance Company since 2013; Director FIL and FICC since 2011; Director Foresters since 2009; Director Mercury General Corp. 2008-present; and Director NIA Group 2006-present.
Loretta McCarthy	Director	Director FIL and FICC since 2012; Managing Director Golden Seeds, LLC since 2005 .
Glen Mueller	Vice President and Chief Underwriter	Vice President and Chief Underwriter FIL since 2005.
David Schimmel	Vice President	Vice President since 2011and Assistant Vice President 2006-2011 of FIL.
John Shey	Assistant Vice President	Assistant Vice President FIL since 2006.
Carol E. Springsteen	President, and Director	President and Director FIL since 2003; and Member of Board of Managers, First Investors Advisory Services, LLC since 2012.

3

Separate Account Assets.  Separate Account E was established on September 30, 2004 under the provisions of the New York Insurance Law.  Separate Account E’s assets are segregated from the assets of First Investors Life, and that portion of Separate Account E’s assets having a value equal to, or approximately equal to, the reserves and contract liabilities under the Contracts are not chargeable with liabilities arising out of any other business of First Investors Life.  Separate Account E is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of the Separate Account.

SERVICES

Custodian.  First Investors Life, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account E.  We maintain the records and accounts of Separate Account E.

Independent Registered Accounting Firm.  KPMG LLP, 345 Park Avenue, New York, NY 10154, is the independent registered public accounting firm for Separate Account E and First Investors Life Insurance Company.

Tait, Weller & Baker LLP, 1818 Market Street, Philadelphia, PA 19103, an independent registered accounting firm, was the independent accountant for Separate Account E and First Investors Life Insurance Company for the year 2010.

Underwriter.  First Investors Life and Separate Account E have entered into an Underwriting Agreement with FIC.  FIC, an affiliate of First Investors Life and FIMCO, has its principal business address and executive offices at 40 Wall Street, New York, New York 10005.  For the  fiscal years ending December 31, 2012, 2013 and 2014, FIC received underwriting commissions of $879,426, $775,315 and $891,166 respectively, in connection with the distribution of SPVL. Sale of VUL commenced in April 2014 and for the fiscal year ending December 31, 2014, FIC received underwriting commissions of $990,473 in connection with the distribution of that Policy in a continuous offering.    First Investors Life anticipates continuing to offer the Policies, but reserves the right to discontinue the offering.

Distribution of Policy.  The Policies are sold by insurance agents licensed to sell variable life insurance policies, who are registered representatives of FIC or by other broker-dealers who have selling agreements with FIC. FIC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulation Authority.

We pay FIC a commission on Policies sold. In regards to VUL, in the first policy year, we pay FIC a commission of 99% of premiums paid up to the target premium and 6% of premiums paid in excess of the target premium.  In policy years 2-10, we pay FIC a commission of 5% of premium payments.  We pay FIC a commission of 3% of premium payments thereafter. In regards to SPVL, we pay a commission on policies sold of 7.175% of premium payments. Commissions paid on the Policies are not charged directly to Policyowners or the Separate Account.  FIC is, in turn, responsible for paying First Investors representatives all commissions and other compensation that may be due to them for selling the Policy. First Investors representatives may sell other variable life insurance and annuity products as to which they receive more or less compensation than they do for selling the Policies.

4

OTHER INFORMATION

Reports.  At least once each Policy year, we mail a report to the Policyowner within 31 days after the Policy anniversary.  We mail the report to the last address known to us.  The report shows (1) the death benefit at the beginning and end of the policy year, (2) the Accumulation Value and surrender value at the beginning and end of the policy year, (3) policy loan activity (4) all transactions which have occurred during the policy year, and (5) other information as may be required by applicable law or regulation.  The report also shows your allocation among the Subaccounts and/or the Fixed Account on that anniversary.

State Regulation.  We are subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Insurance Department.  We file an annual statement in a prescribed form with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year.  Our books and accounts are subject to review by the New York State Insurance Department at any time.  The Department conducts a full examination of our operations periodically.  The Department does not engage in any supervision of our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law.  We also are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

VALUATION INFORMATION

Value of a Unit.  For each Subaccount of Separate Account E, the value of a Unit of interest of that Subaccount initially was set arbitrarily at $10.00.  The value of a Unit for any subsequent Valuation Period is determined by multiplying the value of a Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Unit Value is being calculated (see Appendix I, Example B).  The investment performance of each Fund, and expenses and deductions of certain charges affect the Unit Value.  The value of a Unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

Net Investment Factor.  The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) where:

(a)	is the net result of:

	(1)	the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

	(2)	the per share amount of any dividend or capital gains distributions made by the applicable Fund if the "ex‑dividend" date occurs during the current Valuation Period, less

	(3)	the per share amount of any taxes charged by us.

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

The Net Investment Factor may be greater or less than one, and therefore, the Unit value of any Subaccount may increase or decrease.  (For an illustration of this calculation, see Appendix I, Example A.)
5

RELEVANCE OF FINANCIAL STATEMENTS

The values of the interests of Policyowners under the Policies will be affected by the investment results of the Subaccounts and the returns on any amounts they allocate to the Fixed Account.  The financial statements of First Investors Life as contained herein should be considered only as bearing upon First Investors Life's ability to meet its obligations to Policyowners under the, including, but not limited to, the minimum and any declared excess interest credited on accumulation values in the Fixed Account, and they should not be considered as bearing on the investment performance of the Subaccounts.
6

APPENDIX I

EXAMPLE A

Formula and Illustration for Determining
the Net Investment Factor of a Subaccount
of Separate Account E

Net Investment Factor =	A+B
C

Where:

A =		The Net Asset Value of a Fund share as of the end of the current Valuation Period.
		Assume	=	$8.51000000
B =		The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period, less the per share amount of any taxes charged by us.
		Assume	=	$0
C =		The Net Asset Value of a Fund share as of the end of the immediately preceding Valuation Period.
		Assume	=	$8.39000000
	Then, the Net Investment Factor =	8.51000000 +0	=	$1.01430274
		8.39000000

EXAMPLE B

Formula and Illustration for Determining
Unit Value of a Subaccount
of Separate Account E

Unit Value = A x B
Where:

A =	The Unit Value for the immediately preceding Valuation Period.
	Assume	=	$1.46328760
B =	The Net Investment Factor for the current Valuation Period.
	Assume	=	$1.01430274

	Then, the Unit Value = $1.46328760 x 1.01430274	=	$1.484216622

7

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Financial Statements
December 31, 2014
(With Report of Independent Registered Public Accounting Firm Thereon)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E

Report of Independent Registered Public Accounting Firm
The Board of Directors of First Investors Life Insurance Company and
Contract Owners of First Investors Life Separate Account E:
We have audited the accompanying statement of assets and liabilities of each of the individual sub‑accounts disclosed in note 1 which comprise First Investors Life Separate Account E (collectively, “Separate Account E”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended.  These financial statements and financial highlights are the responsibility of Separate Account E’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the transfer agent of the mutual funds.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual sub‑accounts which comprise Separate Account E as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

 March 30, 2015

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E
Statement of Assets and Liabilities
December 31, 2014
	Cash Management	Fund for Income	Growth and Income	Special Situations	International	Select Growth	Government	Investment Grade	Limited Duration High Quality Bond	Opportunity	Total Return	Equity Income	Target Maturity 2015
Assets:
Investments at net asset value (note 3):
First Investors Life Series Fund	$1,107,126	$5,802,825	$17,035,209	$6,726,122	$4,809,714	$4,336,670	$2,570,058	$4,782,187	$58,860	$3,393,673	$3,267,717	$7,117,752	$512,024

Liabilities:
Payable to First Investors
Life Insurance Company	—	—	—	—	—	—	—	—	—	—	—	—	—
Net assets	1,107,126	5,802,825	17,035,209	6,726,122	4,809,714	4,336,670	2,570,058	4,782,187	58,860	3,393,673	3,267,717	7,117,752	512,024
Net assets represented by contracts in accumulation period	$1,107,126	$5,802,825	$17,035,209	$6,726,122	$4,809,714	$4,336,670	$2,570,058	$4,782,187	$58,860	$3,393,673	$3,267,717	$7,117,752	$512,024
See accompanying notes to financial statements
2

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E
Statement of Operations
Year ended December 31, 2014

	Cash Management	Fund for Income	Growth and Income	Special Situations	International	Select Growth	Government	Investment Grade	Limited Duration High Quality Bond	Opportunity	Total Return	Equity Income	Target Maturity 2015
Investment income:
Income:
Dividends	$—	$246,871	$167,944	$27,374	$46,571	$11,941	$62,937	$190,239	$—	$—	$1,627	$102,259	$24,333

Expenses:
Mortality and expense risks (note 5)	19,737	90,707	266,226	105,955	77,025	65,888	43,608	81,384	232	38,615	37,170	111,984	9,018
Administrative charges (note 5)	7,945	1,360	4,554	2,707	1,698	1,035	189	431	24	5,849	1,973	1,358	—
Total expenses	27,682	92,067	270,780	108,662	78,723	66,923	43,797	81,815	256	44,464	39,143	113,342	9,018
Net investment income (loss)	(27,682)	154,804	(102,836)	(81,288)	(32,152)	(54,982)	19,140	108,424	(256)	(44,464)	(37,516)	(11,083)	15,315

Realized gains on investments:
Realized gain distributions	—	—	93,215	980,339	—	3,894	—	—	—	779	—	249,464	9,718
Realized gain (loss) on investments	—	2,211	144,890	18,982	17,159	46,554	(4,731)	6,040	(26)	12,597	10,781	54,006	(1,505)
Realized gains (losses)	—	2,211	238,105	999,321	17,159	50,448	(4,731)	6,040	(26)	13,376	10,781	303,470	8,213
Change in unrealized appreciation (depreciation) on investments	—	(237,068)	740,019	(644,007)	20,672	428,431	16,976	68,170	(570)	133,738	107,792	110,989	(32,649)
Net increase (decrease) in net assets resulting from operations	$(27,682)	$(80,053)	$875,288	$274,026	$5,679	$423,897	$31,385	$182,634	$(852)	$102,650	$81,057	$403,376	$(9,121)

See accompanying notes to financial statements

3

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E
Statements of Changes in Net Assets
Years ended December 31, 2014 and 2013

	Cash Management		Fund for Income		Growth and Income		Special Situations		International		Select Growth
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(27,682)	$(17,418)	$154,804	$117,098	$(102,836)	$(30,572)	$(81,288)	$(40,740)	$(32,152)	$(19,001)	$(54,982)	$(35,527)
Realized gain distributions	—	—	—	—	93,215	—	980,339	200,655	—	—	3,894	—
Realized gain (loss) on investments	—	—	2,211	2,566	144,890	130,042	18,982	36,995	17,159	6,869	46,554	29,698
Change in unrealized appreciation (depreciation) on investments	—	—	(237,068)	48,584	740,019	3,398,206	(644,007)	1,006,394	20,672	169,666	428,431	741,426
Net increase (decrease) in net assets resulting from operations	(27,682)	(17,418)	(80,053)	168,248	875,288	3,497,676	274,026	1,203,304	5,679	157,534	423,897	735,597

From contract transactions:
Net insurance premiums from contract owners	87,683	(33,879)	1,412,663	1,351,616	2,745,785	2,384,261	1,036,035	743,940	881,905	730,348	704,165	566,072
Transfers between sub-accounts	608	10,304	237,179	160,776	(185,744)	(526,703)	(27,000)	(154,785)	68,808	203,991	(4,392)	(66,878)
Cost of insurance (note 5)	(16,418)	(9,952)	(55,563)	(37,258)	(178,941)	(131,486)	(64,463)	(49,190)	(48,432)	(37,503)	(38,357)	(26,709)
Transfers for contract benefits and terminations	—	(85,649)	(87,231)	(40,387)	(281,636)	(232,667)	(133,640)	(60,421)	(65,631)	(50,061)	(42,830)	(45,981)
Increase (decrease) in net assets derived from contract transactions	71,873	(119,176)	1,507,048	1,434,747	2,099,464	1,493,405	810,932	479,544	836,650	846,775	618,586	426,504
Net increase (decrease) in net assets	44,191	(136,594)	1,426,995	1,602,995	2,974,752	4,991,081	1,084,958	1,682,848	842,329	1,004,309	1,042,483	1,162,101

Net assets:
Beginning of year	1,062,935	1,199,529	4,375,830	2,772,835	14,060,457	9,069,376	5,641,164	3,958,316	3,967,385	2,963,076	3,294,187	2,132,086
End of year	$1,107,126	$1,062,935	$5,802,825	$4,375,830	$17,035,209	$14,060,457	$6,726,122	$5,641,164	$4,809,714	$3,967,385	$4,336,670	$3,294,187

(Continued)

4

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E
Statements of Changes in Net Assets
Years ended December 31, 2014 and 2013

	Government		Investment Grade		Limited Duration High Quality Bond		Opportunity		Total Return		Equity Income		Target Maturity 2015
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets
From operations:
Net investment income (loss)	$19,140	$14,252	$108,424	$78,468	$(256)	$—	$(44,464)	$(8,357)	$(37,516)	$(9,010)	$(11,083)	$8,905	$15,315	$11,253
Realized gain distributions	—	—	—	—	—	—	779	—	—	—	249,464	—	9,718	6,236
Realized gain (loss) on investments	(4,731)	(378)	6,040	1,158	(26)	—	12,597	1,738	10,781	377	54,006	35,942	(1,505)	1,804
Change in unrealized appreciation (depreciation) on investments	16,976	(106,793)	68,170	(184,596)	(570)	—	133,738	156,159	107,792	79,611	110,989	1,130,536	(32,649)	(28,439)
Net increase (decrease) in net assets resulting from operations	31,385	(92,919)	182,634	(104,970)	(852)	—	102,650	149,540	81,057	70,978	403,376	1,175,383	(9,121)	(9,146)

From contract transactions:
Net insurance premiums from contract owners	221,624	461,541	458,935	767,734	59,523	—	1,898,108	1,202,691	1,911,509	1,276,220	1,153,893	1,004,512	20,015	52,790
Transfers between sub-accounts	13,314	117,426	(233,209)	318,769	2,938	—	180,153	(29,870)	2,205	17,858	(74,187)	(74,087)	12,234	20,982
Cost of insurance (note 5)	(30,013)	(25,858)	(50,597)	(43,941)	(167)	—	(25,049)	(4,703)	(23,432)	(5,773)	(74,523)	(54,711)	(7,464)	(6,515)
Transfers for contract benefits and terminations	(71,769)	2,560	(129,256)	(23,079)	(2,582)	—	(73,532)	(6,315)	(62,910)	5	(154,957)	(41,210)	(6,209)	(61,828)
Increase (decrease) in net assets derived from contract transactions	133,156	555,669	45,873	1,019,483	59,712	—	1,979,680	1,161,803	1,827,372	1,288,310	850,226	834,504	18,576	5,429
Net increase (decrease) in net assets	164,541	462,750	228,507	914,513	58,860	—	2,082,330	1,311,343	1,908,429	1,359,288	1,253,602	2,009,887	9,455	(3,717)

Net assets:
Beginning of year	2,405,517	1,942,767	4,553,680	3,639,167	—	—	1,311,343	—	1,359,288	—	5,864,150	3,854,263	502,569	506,286
End of year	$2,570,058	$2,405,517	$4,782,187	$4,553,680	$58,860	$—	$3,393,673	$1,311,343	$3,267,717	$1,359,288	$7,117,752	$5,864,150	$512,024	$502,569

See accompanying notes to financial statements

5

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2014
(1)	Organization
First Investors Life Separate Account E (Separate Account E), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by First Investors Life Insurance Company (FIL) and exists in accordance with the regulations of the New York State Department of Financial Services. Assets of Separate Account E have been used to purchase shares of First Investors Life Series Funds (the Funds), an open-end diversified management investment company registered under the 1940 Act. The contract holder directs the deposits into the sub-accounts that comprise Separate Account E and bears the investment risk if the sub-accounts do not meet their stated investment objectives. The sub-accounts invest in the following underlying fund portfolios: Cash Management, Fund for Income, Growth and Income, Special Situations, International, Select Growth, Government, Investment Grade, Limited Duration High Quality Bond, Opportunity, Total Return, Equity Income, and Target Maturity 2015.
The Total Return Fund and the Opportunity Fund were launched on December 17, 2012.  There were no transactions in the Total Return Fund and Opportunity Fund sub-accounts in 2012.  The Limited Duration High Quality Bond Fund was launched on July 1, 2014.  Effective December 17, 2012, the Discovery Fund, the High Yield Fund and the Value Fund sub-accounts were renamed the Special Situations Fund, the Fund for Income and the Equity Income Fund, respectively.
FIL offers a modified single premium variable life product (SPVL) and a variable universal life product (VUL) through Separate Account E.
(2)	Significant Accounting Practices
(a)	Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
(b)	Subsequent Events
Subsequent events after the balance sheet date through the date that the financial statements were available for issuance, March 30, 2015, were evaluated in the preparation of the financial statements.
(c)	Investments
Shares of the Funds held by each of the sub-accounts of Separate Account E are valued at net asset value per share of such Funds, which value its investment securities at fair value on a daily basis. All distributions received from the Funds are reinvested to purchase additional shares of the Funds at net asset value.   Investment transactions are accounted for on a trade date basis and average cost is the basis followed in determining the cost of investments sold for financial statement purposes.
6	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2014
(d)	Investment Income
Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.  Realized gains and losses are recorded on a trade date basis.  Reinvested realized gain distributions are recorded when received.  Average cost is used as the basis of investments held and sold.  The change in the value of the Funds is recorded as unrealized appreciation or depreciation and is included in the accompanying statement of operations.
(e)	Federal Income Taxes
Separate Account E is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account E is not taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account E.
(3)	Investments
Investments are valued using Level 1 inputs, as defined within the fair value hierarchy established by the Financial Accounting Standards Board (FASB), and consist of the following at December 31, 2014:
		Net asset	Market
	Shares	value	value	Cost
First Investors Life Series Fund:
Cash Management	1,107,126	$1.00	$1,107,126	$1,107,126
Fund for Income	888,456	$6.53	$5,802,825	$5,869,107
Growth and Income	359,131	$47.43	$17,035,209	$11,976,616
Special Situations	196,527	$34.22	$6,726,122	$6,107,540
International	230,372	$20.88	$4,809,714	$4,333,542
Select Growth	302,409	$14.34	$4,336,670	$2,931,797
Government	258,409	$9.95	$2,570,058	$2,627,649
Investment Grade	426,983	$11.20	$4,782,187	$4,660,445
Limited Duration High Quality Bond	6,045	$9.74	$58,860	$59,431
Opportunity	228,103	$14.88	$3,393,673	$3,103,777
Total Return	265,769	$12.30	$3,267,717	$3,080,313
Equity Income	334,337	$21.29	$7,117,752	$5,517,351
Target Maturity 2015	37,460	$13.67	$512,024	$554,208

7	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2014
The cost of purchases and proceeds from sale of investments for the year ended December 31, 2014 were as follows:
	Purchases	Sales
Cash Management	$88,290	$44,100
Fund for Income	$1,896,714	$234,861
Growth and Income	$3,006,944	$917,101
Special Situations	$2,043,748	$333,765
International	$997,284	$192,786
Select Growth	$720,000	$152,501
Government	$297,875	$145,580
Investment Grade	$649,174	$494,876
Limited Duration High Quality Bond	$62,462	$3,005
Opportunity	$2,079,041	$143,045
Total Return	$1,915,341	$125,486
Equity Income	$1,505,617	$417,011
Target Maturity 2015	$66,299	$22,690
Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the FASB.  The three levels of inputs are described below:
Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that Separate Account E has the ability to access.
Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – unobservable inputs for the asset and liability, to the extent relevant inputs are not available, representing Separate Account E’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The fair value of investments in each of the sub-accounts of the Separate Account at December 31, 2014 was determined by management using quoted market prices which, is equal to the net asset value of the underlying investments in life series funds.  Management determined that these investments are valued using Level 1 inputs since there is no restriction in the redemption of these investments, and sufficient

8	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2014
transaction volume exists.  In addition, there were no transfers between the different Levels established in the FASB’s fair value hierarchy during the year ended December 31, 2014.
(4)	Changes in Units
The changes in units outstanding for the years ended December 31, 2014 and 2013 were as follows:
	2014			2013
	Units issued	Units redeemed	Net increase (decrease)	Units issued	Units redeemed	Net increase (decrease)
Cash Management	729,294	(725,371)	3,923	655,818	(667,945)	(12,127)
Fund for Income	95,394	(9,741)	85,653	93,651	(5,589)	88,062
Growth and Income	117,520	(25,033)	92,486	115,819	(35,161)	80,658
Special Situations	43,090	(10,953)	32,137	36,182	(14,681)	21,501
International	51,532	(7,765)	43,767	51,384	(3,273)	48,111
Select Growth	43,672	(9,267)	34,405	39,273	(9,467)	29,806
Government	16,566	(10,073)	6,493	39,687	(2,276)	37,411
Investment Grade	27,345	(29,822)	(2,477)	65,987	(2,841)	63,146
Limited Duration High Quality Bond	6,329	(284)	6,045	—	—	—
Opportunity	143,024	(8,161)	134,863	95,152	(2,027)	93,125
Total Return	161,656	(13,196)	148,460	118,022	(995)	117,027
Equity Income	54,390	(13,732)	40,658	60,274	(13,015)	47,259
Target Maturity 2015	1,693	(1,038)	655	900	(1,090)	(190)
(5)	Separate Account Charge and Deductions
In consideration for its assumption of the mortality and expense risks connected with the SPVL and VUL contracts, FIL computes the charge at an effective annual rate of 1.75% and 0.50%, respectively, of the Subaccount Accumulation Value. This deduction is assessed through a reduction of units.
A monthly charge is made to Separate Account E for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk and is assessed through the redemption of units on the anniversary date of the policy.
Optional insurance riders available under VUL contracts carry an additional charge. With the exception of the Children’s Term Rider, this amount varies with the age and sex of the insured and is assessed through the redemption of units on each monthly deduction date following election of the rider. The Children’s Term Rider is $0.464 per $1,000 of coverage.
A monthly policy charge of $10 is deducted from the accumulation value of VUL contracts and is assessed through the redemption of units.
A face amount charge is also deducted monthly from the accumulation value of VUL contracts. The charge is calculated based upon each $1,000 of face amount and may vary with the age and sex of the insured. It is assessed through the redemption of units.

9	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2014
(6)	Financial Highlights Table
	Net assets
	Units [1]	Unit value ($)	($000s)	Investment income ratio (%) [2]	Expense ratio (%) [3]	Total return (%) [4]
Cash Management:
December 31:
2014	98,287	11.263	1,107	—	—	—
2013	94,363	11.263	1,063	—	—	—
2012	106,491	11.263	1,200	—	—	—
2011	80,096	11.263	902	—	—	—
2010	29,963	11.263	338	—	—	—

Fund for Income:
December 31:
2014	358,004	16.209	5,803	4.75	—	0.79
2013	272,352	16.082	4,376	5.05	—	6.88
2012	184,290	15.047	2,773	5.03	—	13.51
2011	94,357	13.256	1,250	6.59	—	5.66
2010	75,063	12.547	940	7.18	—	13.71

Growth and Income:
December 31:
2014	829,638	20.518	17,035	1.09	—	7.65
2013	737,152	19.061	14,060	1.48	—	38.06
2012	656,493	13.806	9,069	1.20	—	17.46
2011	459,003	11.755	5,401	1.50	—	2.37
2010	262,448	11.483	3,019	1.03	—	16.19

Special Situations:
December 31:
2014	296,087	22.696	6,726	0.45	—	6.30
2013	263,950	21.352	5,641	0.90	—	30.88
2012	242,449	16.314	3,958	0.49	—	10.01
2011	155,936	14.830	2,314	0.46	—	2.24
2010	130,397	14.504	1,893	0.82	—	26.57

International:
December 31:
2014	281,315	17.095	4,810	1.04	—	2.39
2013	237,549	16.696	3,967	1.20	—	6.77
2012	189,438	15.638	2,963	1.32	—	20.85
2011	145,987	12.940	1,889	2.00	—	0.64
2010	121,849	12.858	1,566	—	—	13.45

Select Growth:
December 31:
2014	249,960	17.346	4,337	0.32	—	13.53
2013	215,555	15.279	3,294	0.44	—	33.15
2012	185,750	11.475	2,132	0.04	—	13.30
2011	98,002	10.128	992	0.12	—	5.25
2010	51,894	9.623	499	0.15	—	21.10

10	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2014
	Net assets
	Units [1]	Unit value ($)	($000s)	Investment income ratio (%) [2]	Expense ratio (%) [3]	Total return (%) [4]
Government:
December 31:
2014	183,480	14.029	2,570	2.50	—	3.14
2013	176,987	13.602	2,406	2.40	—	(2.47)
2012	139,576	13.947	1,943	2.37	—	1.95
2011	82,202	13.681	1,120	3.16	—	5.41
2010	64,853	12.979	838	3.59	—	4.82

Investment Grade:
December 31:
2014	302,489	15.819	4,782	4.08	—	5.85
2013	304,966	14.944	4,554	3.64	—	(0.80)
2012	241,820	15.065	3,639	3.45	—	11.23
2011	141,622	13.543	1,915	4.52	—	6.23
2010	124,131	12.749	1,579	4.34	—	9.26

Limited Duration High
Quality Bond: [5]
December 31:
2014	6,045	9.740	59	—	—	(2.60)

Opportunity: [5]
December 31:
2014	227,989	14.887	3,394	—	—	5.73
2013	93,125	14.080	1,311	—	—	39.96
2012	—	10.060	—	—	—	0.60

Total Return: [5]
December 31:
2014	265,487	12.313	3,268	0.08	—	5.96
2013	117,027	11.620	1,359	—	—	17.02
2012	—	9.930	—	—	—	(0.70)

Equity Income:
December 31:
2014	374,951	18.957	7,118	1.58	—	8.25
2013	334,293	17.512	5,864	1.92	—	30.53
2012	287,034	13.416	3,854	1.64	—	11.20
2011	227,315	12.065	2,747	1.86	—	1.53
2010	184,882	11.883	2,201	2.05	—	13.84

Target Maturity 2015
December 31:
2014	35,132	14.576	512	4.76	—	0.02
2013	34,477	14.573	503	4.12	—	(0.19)
2012	34,667	14.601	506	4.00	—	0.84
2011	31,065	14.480	450	3.54	—	7.14
2010	28,779	13.515	389	3.94	—	8.58

11	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2014
[1]	These units include units held for certain direct charges to contract owner accounts through the redemption of units.
[2]	These amounts represent the dividends, excluding distributions of capital gains, received by the sub‑account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as the separate account charge, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the sub‑account is affected by the timing of the declaration of dividends by the underlying fund in which the sub‑account invests.
[3]	These amounts represent the annualized contract expenses of the separate account, for the periods indicated. There are no expenses that result in a direct reduction in unit value. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.
[4]	These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.
[5]	The Total Return Fund and the Opportunity Fund were launched on December 17, 2012. There were no transactions in the Total Return Fund and Opportunity Fund sub-accounts in 2012. The Limited Duration High Quality Bond Fund was launched on July 1, 2014. The total return for the Limited Duration High Quality Bond Fund was calculated for the period July 1, 2014 to December 31, 2014.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
First Investors Life Insurance Company
New York, New York

We have audited the accompanying financial highlights in Note 6 of the financial statements of each of the individual sub-accounts disclosed in Note 1 which comprise First Investors Life Separate Account E  (collectively, “Separate Account E”), for the year ended December 31, 2010.   These financial highlights are the responsibility of the Company's management.   Our responsibility is to express an opinion on these financial highlights based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.   We were not engaged to perform an audit of Separate Account E’s internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Separate Account E’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial highlights of each of the individual sub-accounts which comprise Separate Account E for the year ended December 31, 2010, present fairly, in all material respects, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 9, 2011

FIRST INVESTORS LIFE INSURANCE COMPANY
Statutory Financial Statements
December 31, 2014, 2013 and 2012
(With Independent Auditors’ Report)

FIRST INVESTORS LIFE INSURANCE COMPANY

Independent Auditors’ Report

The Board of Directors
First Investors Life Insurance Company:
Report on the Financial Statements
We have audited the accompanying financial statements of First Investors Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2014 and 2013, and the related statutory statements of income and changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2014, and the related notes to the statutory financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services.  Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s  preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 2 to the financial statements, the financial statements are prepared by First Investors Life Insurance Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.
The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the variances between statutory accounting principles and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of First Investors Life Insurance Company as of December 31, 2014 and 2013, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2014.
Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of First Investors Life Insurance Company as of December 31, 2014 and 2013, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2014, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.
Other Matter
Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the Supplementary Schedule – Reinsurance is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

March 30, 2015

FIRST INVESTORS LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS
DECEMBER 31, 2014 AND 2013
(in US dollars)
	2014	2013
ASSETS Cash and invested assets

Bonds, at amortized cost (fair value: 2014 - $475,546,634; 2013 - $359,235,930)	$454,352,123	$345,004,981
Cash and cash equivalents	30,842,180	18,850,668
Receivables for securities	-	8,438
Policy loans	89,134,868	82,134,010

Total Cash and Invested Assets	574,329,171	445,998,097

Deferred and uncollected premiums	4,156,741	3,682,233
Accrued investment income	8,800,847	7,318,556
Admitted deferred tax assets	4,568,000	4,612,000
Current income tax recoverable	754,838	1,137,963
Other assets	425,136	348,607

TOTAL ASSETS EXCLUDING SEPARATE ACCOUNTS	593,034,733	463,097,456

Separate accounts assets	1,259,735,751	1,178,349,233

TOTAL ADMITTED ASSETS	$1,852,770,484	$1,641,446,689

LIABILITIES AND CAPITAL SURPLUS

LIABILITIES
Life and accident and health reserves	$261,769,743	$244,167,231
Annuity reserves	265,739,029	160,765,409
Claims and other contract liabilities	11,027,293	11,390,958
Interest Maintenance Reserve	1,572,907	1,463,965
Asset Valuation Reserve	2,524,431	2,014,985
Accounts payable and accrued liabilities	9,012,333	4,176,639
Net transfers due from separate accounts	(17,310,527)	(12,695,482)

TOTAL LIABILITIES EXCLUDING SEPARATE ACCOUNTS	534,335,209	411,283,705

Separate account liabilities	1,259,735,751	1,178,349,233

TOTAL LIABILITIES	1,794,070,960	1,589,632,938

CAPITAL AND SURPLUS
Common Stock, par value $4.75; authorized, issued and outstanding 534,350 shares	2,538,162	2,538,162
Additional paid in capital	6,496,180	6,496,180
Unassigned surplus	49,665,182	42,779,409

TOTAL CAPITAL AND SURPLUS	58,699,524	51,813,751

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$1,852,770,484	$1,641,446,689
See accompanying notes to statutory financial statements.
3

FIRST INVESTORS LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012
(in US dollars)

	2014	2013	2012

REVENUES
Premiums and annuity considerations	$240,357,138	$182,054,688	$126,596,628
Investment income	21,444,609	18,353,926	16,972,883
Amortization of interest maintenance reserve	701,720	661,980	596,710
Income from fees associated with investment management, administration & contract guarantees from separate accounts	10,414,793	8,748,607	7,640,369
Other income	251,986	204,539	207,586

TOTAL REVENUES	273,170,246	210,023,740	152,014,176

BENEFITS AND EXPENSES
Policyholder benefits and changes in contract liabilities	88,303,446	89,518,178	85,902,743
Increase in life and annuity reserves	122,576,132	69,770,848	44,952,396
Net transfers to (from) separate accounts	15,699,932	8,011,495	(16,675,633)
Commissions and expenses allowances	17,914,864	13,249,915	10,014,724
Operating expenses	16,417,472	15,625,562	13,404,633

TOTAL BENEFITS AND EXPENSES	260,911,846	196,175,998	137,598,863

Net gain from operations before dividends to policyholders and federal income taxes	12,258,400	13,847,742	14,415,313
Dividends to policyholders	767,347	925,700	809,050

Net gain from operations before federal income taxes	11,491,053	12,922,042	13,606,263
Federal income taxes	3,515,512	3,068,355	3,311,512

NET GAIN FROM OPERATIONS	7,975,541	9,853,687	10,294,751
Net realized capital losses, net of transfers to IMR and net of taxes	-	-	-

NET INCOME	$7,975,541	$9,853,687	$10,294,751

See accompanying notes to statutory financial statements.
4

FIRST INVESTORS LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012
(in US dollars)

	2014	2013	2012

BALANCE AT BEGINNING OF YEAR	$51,813,751	$46,525,396	$36,537,135
Net income	7,975,541	9,853,687	10,294,751
Change in unrealized gain (loss) on investments	-	4,223	(4,873)
Change in Asset Valuation Reserve	(509,446)	(375,618)	(320,349)
Change in non-admitted assets	(1,933,563)	(498,935)	315,606
Change in net deferred income taxes	1,353,241	53,998	(7,581)
Change in accounting principle	-	-	2,460,707
Dividends to stockholders	-	(3,749,000)	(2,750,000)

BALANCE AT END OF YEAR	$58,699,524	$51,813,751	$46,525,396

See accompanying notes to statutory financial statements.

5

FIRST INVESTORS LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012
(in US dollars)

	2014	2013	2012

Cash flows from operating activities:
Premiums and other insurance amounts received	$239,988,360	$181,711,154	$126,669,195
Investment income received	24,641,642	21,354,771	18,596,294
Other receipts	10,666,779	8,953,146	7,847,955
Benefits and contract liabilities paid	(90,018,736)	(90,084,972)	(88,279,260)
Commissions and general expenses paid	(38,182,390)	(31,459,391)	26,742,790)
Net transfers to separate accounts	(20,314,977)	(12,005,464)	15,912,249
Net cash provided by operating activities	126,780,678	78,469,244	54,003,643
Cash flows from investing activities:
Proceeds from maturities and sale of investment securities	48,561,324	33,336,022	33,166,352
Purchase of investments securities	(156,196,871)	(92,810,870)	(80,936,428)
Purchase of furniture, equipment and other assets	(152,761)	(270,980)	-
Net increase in policy loans	(7,000,858)	(6,008,552)	(3,312,779)
Net cash provided by (used for) investing activities	(114,789,166)	(65,754,380)	(51,082,855)
Cash flows from financing activities:
Dividends paid	-	(3,749,000)	(2,750,000)
Net cash used for financing activities	-	(3,749,000)	(2,750,000)

Net increase (decrease) in cash and short term investments	11,991,512	8,965,864	170,788
Cash and short term investments:
Beginning of year	18,850,668	9,884,804	9,714,016
End of year	$30,842,180	$18,850,668	$9,884,804

The company paid federal income tax of $3,550,000 in 2014, $2,488,300 in 2013 and $3,948,293 in 2012.

See accompanying notes to statutory financial statements.

6

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

(1)	Nature of Operations

First Investors Life Insurance Company (“the Company”) is a wholly owned subsidiary of First Investors Consolidated Corporation (“FICC”). The Company predominately writes variable and fixed annuity and variable life insurance products along with traditional life insurance and other accident and health insurance. In addition, the Company sponsors segregated investment trusts registered under the Investment Company Act of 1940. The principal affiliates of the Company are: First Investors Corporation (BrokerDealer), First Investors Management Company, Inc. (Mutual Fund Management Company), Administrative Data Management Corporation (Transfer Agent) and First Investors Advisory Services, LLC. FICC is a wholly-owned subsidiary of The Independent Order of Foresters (“Foresters”).

(2)	Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services (“NYDFS”). The NYDFS recognizes only statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The State of New York has adopted the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual, version effective January 1, 2001.

This basis of presentation differs from U.S. generally accepted accounting principles (GAAP) in that:

(a)
policy reserves are computed on the statutory valuation basis using the 1958, 1980 or 2001 CSO Mortality Table with interest rates from 2 1/2% to 5.25% rather than according to the Company’s estimates of mortality, investment yields, withdrawals and other benefits and expenses. The new fixed deferred annuity is valued using CARVM at 3.75 – 5%, variable annuity C is valued using VACARVM at 4% to 5.25%, and variable annuity D is valued using VACARVM at 5% – 7.25%. On both a statutory and GAAP basis, the reserve held for old deferred annuities is equal to the funds accumulated at a current rate of 4% per annum;

(b) certain expenditures, principally for furniture and equipment and agents’ debit balances, are not admissible and are therefore charged to surplus rather than recognized as assets;

7	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

(c)
commissions and other costs of acquiring new business are expensed as incurred rather than recognized as deferred acquisition costs and amortized over the premium paying period of policies and contracts;

(d)	income tax effects of temporary differences are provided to the extent that the temporary differences will be realized within three years (admitted deferred tax assets);

(e)	the statutory asset valuation and interest maintenance reserves are recognized as liabilities rather than included in retained earnings;

(f)
On investment type contracts, the entire amount received from contract holders is recognized as revenue rather than just the portion of the payment deemed to be assessments against policyholder account balances;

(g)	investments in fixed maturities that are deemed to be availableforsale for GAAP are recorded at amortized cost rather than estimated fair value; and

(h)	The statutory statements of cash flow do not classify cash flows in a manner which is consistent with GAAP. A reconciliation of net income to net cash provided by operating activities is not provided.

The effects of these variances on the accompanying statutory financial statements has not been determined, but are presumed to be material.

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

Effective January 1, 2012, the Company adopted Statement of Statutory Accounting Principles (SSAP) 101 which replaces SSAP 10R. In previous years, under SSAP 10R, only temporary timing differences which were recognized as deferred tax assets and that reversed within one year were treated as admitted assets, subject to a maximum of 10% of surplus. In 2012, under SSAP 101, existing temporary timing differences that reverse within three years are treated as admitted assets, subject to a maximum of 15% of surplus. Additionally, pursuant to SSAP 101, gross deferred tax assets are first reduced by a statutory valuation allowance adjusted to an amount that is more likely than not to be realized (adjusted gross deferred tax assets). Adjusted gross deferred tax assets are then admitted as prescribed by SSAP 101. As a result of the adoption of SSAP 101, the Company’s surplus and admitted deferred tax assets as of January 1, 2012 increased by $2,460,707.

8	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

(3)	Other Significant Accounting Practices

	(a)	Cash and Short-term Investments

Cash and cash equivalents include short-term investments with original maturities of one year or less. The carrying amounts for cash and short-term investments approximate their fair values. Short-term investments are carried at amortized cost.

	(b)	Bonds

Bonds are reported at amortized cost. Amortization of premiums and accretion of discounts on bonds are recognized using the scientific method that approximates level yield. Gains and losses on sales of investments are determined using the specific identification method.

The fair values for bonds presented in the Statements of Admitted Assets, Liabilities and Capital and Surplus is based on quoted market prices, where available, or is estimated using values from independent pricing services.

	(c)	Fair Value Measurements

Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the Financial Accounting Standards Board (FASB). Financial assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

● Level 1: Fair value measurements using unadjusted quoted market prices in active markets for identical, unrestricted assets or liabilities.

●
Level 2: Fair value measurements using correlation with (directly or indirectly) observable market based inputs, unobservable inputs that are corroborated by market data, or quoted prices in markets that are not active. These models are primarily standard models that consider various assumptions including time value, yield curve, and other relevant economic measures. Substantially all of these assumptions are observable in the marketplace, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace.

9	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

●
Level 3: Fair value measurements using significant inputs that are not readily observable in the market and are based on internally developed models or methodologies utilizing significant inputs that are generally less readily observable.

(d)	Impairment of Invested Assets

Management regularly reviews fixed maturity securities to evaluate unrealized losses for other-than-temporary declines in the fair value of these securities. Management considers various factors in assessing impairments, including but not limited to, the financial condition and near term prospects of the issuer, specific adverse conditions affecting an industry or region, a significant and prolonged decline in fair value below the amortized cost of the asset, bankruptcy or default of the issuer, and delinquency in payments of interest or principal.

Management considers the following factors in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment. In addition, management considers other qualitative and quantitative factors in determining the existence of possible other than temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

The day to day management of the investment portfolio is performed by investment managers, who may, at a given point in time, believe that the preferred course of action is to hold securities with unrealized losses that are considered temporary until such losses are recovered, the dynamic nature of portfolio management may result in a subsequent decision to sell the security and realize the loss based upon a change in the market and other factors described above. Investment managers maintain a watchlist that identifies rating agency downgrades of securities as well as any potential investment valuation issues at the end of each quarter.

(e)	Leasehold Improvements and Equipment

Leasehold improvements and equipment are recorded as cost. These assets are treated as non-admitted assets with changes in the balance of these assets going through the change in nonadmitted assets, a component of capital and surplus.

10	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

Depreciation is recorded in net income on the statement of statutory income and is calculated on a straight-line basis over the estimated useful life of the asset, not to exceed 5 years, or the remaining term of the lease.

Depreciation of equipment of $88,631, $41,844, and $46,367 was included in net income for 2014, 2013 and 2012, respectively. Depreciation of leasehold improvements of $0, $0, and $26,598 was included in net income for 2014, 2013 and 2012, respectively. All remaining leasehold improvements totaling $159,590 were written off in 2012.

(f)	Policy loans

The carrying amounts for policy loans approximate their fair values.

(g)	Interest Maintenance Reserve

The Company maintains an interest maintenance reserve (“IMR”) to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities, are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities or if negative, is nonadmitted.

(h)	Asset Valuation Reserve

The Company establishes an Asset Valuation Reserve (“AVR”) to offset potential credit-related investment losses. Investments are assigned a NAIC rating which is used in the AVR computation.

(i)	Recognition of Revenue and Related Expenses

Premiums are reported as earned when due. Commissions, benefits and expenses are recognized when incurred rather than amortized over the life of the contracts.

(j)	Annuities

Annuity considerations are recognized as revenue when received. The carrying value and fair value of fixed annuities reserves are equal to the policyholder account balances, which represent net premiums, received plus accumulated interest.

11	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

(k)	Policyholder Dividends

The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, and expense experience for the year, and judgment as to the appropriate level of statutory surplus to be retained by the Company.

(l)	Business Risks and Uncertainties

The Company’s investments are primarily comprised of both short term and long term fixed maturity securities. Significant changes in prevailing interest rates and geographic conditions may adversely affect the timing and amount of cash flows on such investments and their related values. A significant decline in the fair values of these investments could have an adverse effect on the Company’s ability to meet obligations including policyholder benefits.

Premiums and annuity considerations received from the Company’s variable annuity and variable life products comprise approximately 52% and 65% in 2014 and 2013, respectively, of the Company’s total premiums and annuity considerations received. The investment risk on this business is borne by the contract holder and is invested in the sub-account of the related separate account as directed by the contract holder.

(m)	Separate Accounts

Separate account assets and the related liabilities represent segregated variable annuity and variable life contracts maintained in accounts to meet the specific investment objectives of Contractholders who bear the investment risk. The assets are carried at fair value and are reported as summary total separate account assets with an equivalent summary total reported for liabilities. All investment income (including realized and unrealized gains and losses on investments held in these accounts) accrues directly to the Contractholders and therefore does not affect the net income of the Company.

(n)	Income Taxes

The Company is included in the consolidated federal returns and certain state returns of the Parent, along with other wholly owned subsidiaries of the Parent. The Parent calculates and allocates the applicable federal taxes (benefits) and related income tax payments and refunds to each subsidiary separately for financial reporting purposes. The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent.

12	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial reporting basis and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to be recovered or settled and the effect of a change in tax rates is recognized in income in the same period. A valuation allowance is recorded against deferred tax assets if management determines it is more likely than not, that such assets will not be realized. The tax effects of temporary differences that reverse within three years are treated as admitted assets, subject to a maximum of 15% of surplus.

Tax benefits from uncertain tax positions are recognized in the financial statements if management determines it is “more-likely-than-not” that the positions are sustainable, based on their technical merits. The term “more-likely-than-not” contemplates a likelihood of more than 50 percent and the determination of whether or not a tax position has met this recognition threshold depends on the facts, circumstances, and information available at the reporting date. If management cannot conclude this recognition threshold is met, none of the tax benefit provided by the position is recognized in the financial statements. Income tax liabilities for tax uncertainties are carried by the Company until such time that the statute of limitations or period under audit for the jurisdiction is settled.

(o) Subsequent Events

Subsequent events after the balance sheet date through the date that the financial statements were available for issuance, March 30, 2015, have been evaluated in the preparation of the financial statements.

(4)	Investments

Investment income for the years indicated consists of the following:

	2014	2013	2012
Interest on fixed maturities	$17,004,233	$14,108,106	$12,968,453
Interests on short term investments	9,472	4,448	3,642
Interest on policy loans	5,288,546	4,889,299	4,560,522
Total investment income	22,302,251	19,001,853	17,532,617
Investment expense	857,642	647,927	559,734
Net investment income	$21,444,609	$18,353,926	$16,972,883

13	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

No accrued investment income was excluded as nonadmitted.

The amortized cost and estimated fair value of investments at December 31, 2014, and 2013 are as follows:

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
December 31, 2014:
U.S. Treasury securities and obligations of U.S. Gov't corps and agencies	$12,949,684	$700,840	$6,390	$13,644,134
Debt securities issued by states of the U.S.	46,815,508	4,092,973	1,461	50,907,020
Corporate debt securities	394,586,931	18,132,494	1,723,945	410,995,480
	$454,352,123	$22,926,307	$1,731,796	$475,546,634

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
December 31, 2013:
U.S. Treasury securities and obligations of U.S. Gov't corps and agencies	$15,052,987	$640,984	$13,536	$15,680,435
Debt securities issued by states of the U.S.	25,117,398	961,025	35,002	26,043,421
Corporate debt securities	304,834,596	14,691,998	2,014,520	317,512,074
	$345,004,981	$16,294,007	$2,063,058	$359,235,930

Securities in unrealized loss positions (fair value is less than amortized cost) for which an other-than-temporary impairment has not been recognized in earnings as a realized loss are:

	Decemer 31, 2014		December 31, 2013
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

Less than 12 months	$24,243,248	$1,258,623	$79,182,025	$1,952,918
12 months or more	22,271,798	473,173	3,677,163	110,140
	46,515,046	1,731,796	82,859,188	2,063,058

14	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

Management considers the decline in fair values of the above securities to be interest related. Management intends to hold these securities until recovery or contractual maturity and therefore, no other-than-temporary impairment has been recognized.

The amortized cost and estimated fair value of bonds at December 31, 2014, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized cost	Estimated fair value

Due in one year or less	$9,234,736	$9,389,414
Due after one year through five years	171,673,765	182,823,170
Due after five years through ten years	192,460,636	196,164,727
Due after ten years	80,982,986	87,169,323
	$454,352,123	$475,546,634

Proceeds from sales of investments in bonds were $43,388,213, $33,335,975, and $31,361,287 in 2014, 2013 and 2012, respectively. Gross gains of $1,350,724 and gross losses of $121,744 were realized on those sales in 2014. Gross gains of $569,213 and gross losses of $217,213 were realized on those sales in 2013. Gross gains of $692,767 and gross losses of $192,275 were realized on those sales in 2012. Realized gains (losses) transferred to the IMR were $810,662 in 2014, $232,351 in 2013, and $330,378 in 2012.

(5)	Fair Value of Financial Instruments

The carrying amounts for the Company’s liabilities under investment – type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year.

The following table presents the fair value of all financial assets, classified by the fair value hierarchy:

15	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

	Level 1	Level 2	Level 3		Total fair value	Total carrying value
December 31, 2014
Bonds	$-	$475,546,634		$-	$475,546,634	$454,352,123
Cash, cash equivalents and short-term securities	30,842,180	-		-	30,842,180	30,842,180
Separate account assets	$1,259,735,751	-		-	1,259,735,751	1,259,735,751
	$1,290,577,931	475,546,634		-	1,766,124,565	1,744,930,054

December 31, 2013
Bonds	$-	$359,235,930		$-	$359,235,930	$345,004,981
Cash, cash equivalents and short-term securities	18,850,668	-		-	18,850,668	18,850,668
Separate account assets	1,178,349,233	-		-	1,178,349,233	1,178,349,233
	$1,197,199,901	$359,235,930	$		$1,556,435,831	$1,542,204,882

Separate account assets disclosed in the table above are the only assets carried at fair value. There were no transfers between levels during 2014 and 2013.

(6)	Retirement Plans

The Company participates in a qualified, noncontributory profit sharing plan sponsored by FICC, for the benefit of its employees and those of other wholly owned subsidiaries of its parent. The Company has no legal obligation for benefits under this plan. First Investors Consolidated Corporation allocates amounts to the Company based on salary ratios. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2014, 2013 and 2012, the Company charged operations $89,908, $93,491, and $88,036, respectively, for its portion of the contribution.

In addition, the Company participates in a 401(K) savings plan covering all of its eligible employees and those of other wholly owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. Contributions to this plan were not material.

(7)	Commitments and Contingent Liabilities

The Company has agreements with nonaffiliates as follows:

(a) The Company’s maximum retention on any one life is $250,000. The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations, which any reinsurance company may be unable to meet. The Company had reinsured 55.0% of its net life insurance in force at both December 31, 2014 and 2013. The Company does not (1) have any reinsurance agreements in effect which can be canceled unilaterally for reasons

16	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

other than for nonpayment of premiums; (2) transact with reinsurers controlled directly or indirectly by the Company or affiliated persons or chartered in a country other than the United States; or (3) have any reinsurance agreements where the amount of losses may result in a payment to the reinsurer which exceeds the total direct premiums collected under such insurance policies. During 2014, 2013 and 2012, the Company did not write off any amounts receivable from reinsurers and no reinsurance contracts were commuted. None of the credit ratings of the Company’s reinsurers were downgraded during 2014, 2013 and 2012.

(b)
The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

(8)	Related Party Transactions

The Company and certain affiliates, under various cost sharing allocation agreements, share office space, data processing and other facilities and management personnel. Charges for these services are based upon the Company’s proportionate share of: space occupied, usage of data processing and other facilities and time allocated to management. During the years ended December 31, 2014, 2013 and 2012, the Company paid approximately $2,648,231, $2,821,189, and $2,707,701, respectively, for these services. In addition, the Company paid an affiliate $18,965,976, $13,640,896, and $10,316,931 during 2014, 2013 and 2012, respectively for commissions relating to the sale of its products.

(9)	Capital and Surplus

(a) Participating business represented 1.4% and 1.5% of individual life insurance in force at December 31, 2014 and 2013, respectively.

The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $0.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from capital and surplus by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis.

(b)
The maximum amount of dividends which can be paid by New York State insurance companies to shareholders is subject to restrictions relating to statutory unassigned surplus. New York State Insurance Law prohibits

17	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $49,665,182 and $42,779,409 at December 31, 2014 and 2013, respectively, and was earned partly by the participating account and partly by the nonparticipating account. Distributions in excess of the lesser of 10% of policyholders’ surplus as of the preceding year end or its net gain from operations for the immediately preceding calendar year are subject to approval by the NYDFS.

During 2014 and 2013 the Company paid ordinary dividends of $0 and $3,749,000, respectively.

(c)
The NAIC has developed risk based capital formulas to be applied to all insurance companies. These formulas calculate a minimum required statutory net worth, based on the perceived degree of certain risks, such as asset, credit, interest rate, underwriting and other business risks inherent in an individual company’s operations. Any insurance company that does not meet threshold risk based capital levels ultimately will be subject to regulatory proceedings. The Company was in excess of the minimum risk based capital as of December 31, 2014 and 2013.

(d)	The portion of unassigned funds (surplus) represented or reduced by each item below is as follows:

	2014	2013
Unrealized gains (losses)	$-	$-
Nonadmitted assets	$5,164,213	$3,230,650
Asset valuation reserve	$2,524,431	$2,014,985
Deferred tax assets	$8,411,225	$7,057,984

(10)	Life and Annuities Reserves

(a)
The Company waives the deduction of the deferred fractional premiums upon the death of the insured and returns a prorata portion of premiums for any period beyond the end of the policy month in which the death occurred. Surrender values are not promised in excess of the legally computed reserves.

	(b)	For policies issued subject to an extra premium, a reserve based on special tables prepared by the New York Department of Financial Services was included in the statutory financial statements.

	(c)	As of December 31, 2014 the Company has $157,389,718 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York.

18	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

	(d)	Tabular less Actual Reserves Released, and Tabular Cost has been determined by formula.

(e)
The Tabular interest on funds not involving life contingencies has been determined by formula. Tabular interest is equal to the mean reserves at year end plus payments incurred during the year less mean reserves at the prior year end, income earned during the year and other increases.

	(f)	The Company holds additional reserves for substandard policies on behalf of those policyholders assigned lower underwriting classifications, such as those deemed to be more serious mortality risks.

	(g)	There are no significant other increases (net).

(11)	Analysis of Annuity Actuarial Reserves and Deposit Liabilities

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2014 are shown in the following table.

	Amount	Percentage of total
Subject to discretionary withdrawal at book value:
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	550,702,638	66.73%
At book value	233,287,174	28.27%
Not subject to discretionary withdrawal	41,325,097	5.01%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	825,314,909	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and deposit fund liabilities (net)	$825,314,909	100.00%

19	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2013 are shown in the following table.

	Amount	Percentage of total
Subject to discretionary withdrawal at book value:
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	507,980,079	74.99%
At book value	153,104,087	22.60%
Not subject to discretionary withdrawal	16,304,684	2.41%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	677,388,850	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and deposit fund liabilities (net)	$677,388,850	100.00%

(12)	Premium and Annuity Consideration Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2014 were:

	Gross	Net	Loading
Type:
Ordinary new business	$370,033	$273,341	$96,692
Ordinary renewal	2,769,819	3,883,400	(1,113,581)
Total	$3,139,852	$4,156,741	$(1,016,889)

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2013 were:

	Gross	Net	Loading
Type:
Ordinary new business	$391,969	$294,492	$97,477
Ordinary renewal	2,600,361	3,387,741	(787,379)
Total	$2,992,330	$3,682,233	$(689,902)

20	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)
(13)	Separate Accounts

General Nature and Characteristics

The Company has two separate accounts which fund limited pay variable life insurance policies, single premium variable life policies, and flexible premium variable life policies and three separate accounts which fund deferred variable annuity contracts. For all separate accounts, the net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Two of the variable annuities provide an incidental death benefit of the greater of the account value or premiums paid. The third provides an incidental death benefit equal to the greater of the account value, the premiums paid or the account value on specified anniversaries. Insurance contract liabilities for incidental death benefits are established in the general account. The account balance of contracts with guarantees totaled approximately $554,000,000 and $507,000,000 and was held in separate accounts at December 31, 2014 and 2013, respectively. The net amount at risk associated with these guarantees was approximately $559,000 and $614,000 at December 31, 2014 and 2013, respectively.

The three variable life policies are a fixed premium product, a single premium product with a minimum guaranteed death benefit, and a flexible premium product.

The contracts have a policy loan provision. Loan funds are credited with a guaranteed interest rate of 4% and are held in the general account.

The following table presents separate account premiums and considerations for the year ended December 31, 2014 and separate account reserves at December 31, 2014.

	Variable life	Annuities variable	Total
Premiums and considerations	$35,902,739	$64,845,123	$100,747,862
Reserves at December 31, 2014:
With assets at market value	$691,209,333	$550,702,637	$1,241,911,970
Subject to discretionary withdrawal at market value	$691,209,333	$550,702,637	$1,241,911,970

21	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

Reconciliation of net transfers to (from) separate accounts and amounts recognized in the statutory statement of income are as follows:

	2014	2013
Transfers to separate accounts as contained in the annual statement of the separate accounts	$100,747,862	$95,570,408
Transfers from separate accounts as contained in the annual statement of the separate accounts	95,458,117	96,254,583
	5,289,745	(684,175)
Reconciling items:
Other	(4,606)	(52,937)
	$5,285,139	$(737,112)

(14)	Federal Income Taxes

The Company’s Parent files consolidated federal and certain state income tax returns which include certain other wholly owned subsidiaries of the Parent (listed in footnote 1). The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent. Tax years of 2011 through 2013 can be subject to federal, state or local examination by taxing authorities. However, there are currently no exams being conducted for any tax year.

The net deferred tax asset/(liability) at December 31 and the change from the prior year are comprised of the following components:

	2014 Ordinary	2013 Ordinary	Change Ordinary
Total gross deferred tax assets	$8,548,000	$7,153,000	$1,395,000
Statutory Valuation Allowance	-	-	-
Adjusted gross deferred tax assets	8,548,000	7,153,000	1,395,000
Deferred tax assets nonadmitted	(3,843,225)	(2,445,984)	(1,397,241)
Subtotal net admitted deferred tax assets	4,704,775	4,707,016	(2,241)
Deferred tax liabilities	(136,775)	(95,016)	(41,759)
Net admitted deferred tax assets	$4,568,000	$4,612,000	$(44,000)

The amount of deferred tax assets admitted at December 31, 2014 and 2013 and changes thereon are as follows:

22	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

	2014 Ordinary	2013 Ordinary	Change Ordinary

Federal income taxes paid in prior years recoverable through loss carrybacks (11.a.)	$4,568,000	$4,612,000	$(44,000)
Admitted under paragraph 11.b.	-	-	-
Adjusted gross DTAs offset by gross DTLs (11.c.)	136,775	95,016	41,759
Deferred tax assets admitted as the result of application of SSAP No. 101	$4,704,775	4,707,016	$(2,241)

The ratios used for the threshold limitation for 11.b. above are as follows:

	2014	2013

Ratio percentage used to determine recovery period and threshold limitation amount	$938%	$1084%
Amount of adjusted capital surplus used to determine recovery period threshold limitation	$56,984,927	$49,628,017

Tax planning strategies did not have an effect on the Company’s net admitted deferred tax assets. In addition, there are no temporary differences for which deferred tax liabilities have not been recognized.

The Company did not have any deferred tax assets or liabilities that were classified as capital.

23	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

Deferred tax assets and deferred tax liabilities comprise the following:

	2014	2013	Change
Deferred tax assets:
Policyholder dividend provision	$230,000	$288,000	$(58,000)
Deferred acquisition costs	5,509,000	5,283,000	226,000
Reserves	2,464,000	1,182,000	1,282,000
Deferred compensation	264,000	343,000	(79,000)
Other	81,000	57,000	24,000
	8,548,000	7,153,000	1,395,000
Nonadmitted deferred tax assets	(3,843,225)	(2,445,984)	(1,397,241)
	4,704,775	4,707,016	(2,241)
Deferred tax liabilities:
Depreciation	68,000	55,000	13,000
Bond discount	68,775	40,016	28,759
Net admitted deferred taxes	$4,568,000	$4,612,000	$(44,000)

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following:

	2014	2013	Change
Total deferred tax assets	$8,548,000	$7,153,000	$1,395,000
Total deferred tax liabilities	(136,775)	(95,016)	(41,759)
Net deferred tax assets (liabilities)	8,411,225	7,057,984	1,353,241
Tax-effect of unrealized gains and losses	-	-	-
Net tax effect without unrealized gains & losses	$8,411,225	$7,057,984	$1,353,241

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	2014			2013
	Amount	Tax effect 35%	Tax Rate	Amount	Tax effect 35%	Tax Rate
Income before taxes	$11,491,053	4,021,869	35%	$12,922,042	4,522,715	35%
Dividends received deduction	(4,431,114)	(1,550,890)	(13)%	(3,563,964)	(1,247,387)	(10)%
Other	(882,024)	(308,708)	(3)%	(745,632)	(260,971)	(2)%
Total	$6,177,915	2,162,271	19%	$8,612,446	3,014,357	23%

24	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

	2012
	Amount	Tax effect 35%	Tax Rate
Income before taxes	$13,606,263	4,762,192	35%
Dividends received deduction	(2,918,201)	(1,021,370)	(8)%
Other	(1,204,939)	(421,729)	(3)%
Total	$9,483,123	3,319,093	24%

	2014	2013	2012
Federal income taxes incurred	$3,515,512	$3,068,355	$3,311,512
Change in net deferred income tax assets	(1,353,241)	(53,998)	7,581
Total tax provision	$2,162,271	3,014,357	3,319,093

Effective rate	19%	23%	24%

Federal income taxes incurred for the years ended December 31, 2014, 2013 and 2012 that are available for recoupment in the event of future net losses are $3,867,644, $3,139,714, and $3,478,051, respectively.

There has been no benefit recorded at December 31, 2014 and 2013 that relates to an uncertain tax position. There are no deposits at December 31, 2014 and 2013 admitted under Section 6603 of the Internal Revenue Code.

25	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Supplementary Schedule - Reinsurance
December 31, 2014, 2013 and 2012
(in US Dollars)
The amount of life insurance in force (in $000’s) as of December 31 is:

	Gross Amount	Reinsurance Ceded	Net Amount

2014	$10,990,824	$6,084,292	$4,906,532
2013	$10,343,202	$5,733,919	$4,609,283

The premiums and annuity considerations for life and accident and health contracts for the years ended December 31 are:

	Gross Amount	Reinsurance Ceded	Net Amount

2014

Life insurance	$70,904,483	$5,893,148	$65,011,335
Annuity	175,342,211	-	175,342,211
Supplementary contracts	-	-	-
Accident and health	3,592	-	3,592
	$246,250,286	$5,893,148	$240,357,138

2013

Life insurance	$69,448,396	$5,292,976	$64,155,420
Annuity	117,894,878	-	117,894,878
Supplementary contracts	-	-	-
Accident and health	4,390	-	4,390
	$187,347,664	$5,292,976	$182,054,688

2012

Life insurance	$71,792,901	$4,722,513	$67,070,388
Annuity	59,520,689	-	59,520,689
Supplementary contracts	-	-	-
Accident and health	5,551	-	5,551
	$131,319,141	$4,722,513	$126,596,628

26

FIRST INVESTORS LIFE SEPARATE ACCOUNT E
PART C: OTHER INFORMATION
Item 26.	Exhibits
(a)	Resolution of the Board of Directors of First Investors Life Insurance Company establishing Separate Account E. /2/
(b)	Not applicable.
(c)	Underwriting Agreement
(1) Amended Underwriting Agreement between First Investors Life Insurance Company, First Investors Life Separate Account E and First Investors Corporation. /4/
(d)	Specimen Modified Single Premium Variable Life Insurance Policy issued by First Investors Life Insurance Company for participation in Separate Account E. /2/
(e)	Form of application used with Policies. /2/
(f)	(1) Declaration of Intention and Charter of First Investors Life Insurance Company. /1/
(i) Certificate of Amendment. /1/
(ii) Certificate of Amendment. /1/
(iii) Certificate of Amendment. /1/
(iv) Certificate of Amendment. /1/
(2) By-laws of First Investors Life Insurance Company. /1/
(g)	Not applicable.
(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.
(k)	Opinion and consent of counsel. /3/
(l)	Not applicable.
(m)	Sample Calculations for the illustration in the Registration Statement have been included within the Prospectus and Statement of Additional Information.
(n)	Consents of Independent Certified Public Accountants. /5/
(o)	Not applicable.
(p)	Not applicable.
(q)	The Registrant claims an exemption pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act to the extent necessary with respect to all procedures disclosed in this Registration Statement.
(r)	(1) Powers of Attorney for Craig D. Cloyed, Steven Guterman, Martha E. Marcon and Loretta McCarthy. /4/
(2) Powers of Attorney for Anthony M. Garcia. /5/
________________________
/1/
Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed by First Investors Life Insurance Company on behalf of First Investors Life Level Premium Variable Life Insurance (Separate Account B) on May 19, 1997 (File Nos. 002-98410; 811-04328).

/2/	Incorporated herein by reference to this Registration Statement as initially filed on April 1, 2005.
/3/	Incorporated herein by reference to Pre-Effective Amendment No. 1 to this Registration Statement filed on August 24, 2005.
/4/	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the

Registration Statement on Form N-6 filed by First Investors Life Insurance Company on behalf of First Investors Life Separate Account E on March 14, 2014 (File Nos. 333-191937; 811-21742).
/5/	Filed herewith.

Item 27.    Directors and Officers of the Depositor

The following are the Directors and Officers of First Investors Life Insurance Company (unless otherwise noted, an individual’s business address is 40 Wall Street, New York, New York 10005).

Name and Principal	Position and Office with
Business Address	First Investors Life Insurance Company

Carol Lerner Brown	Secretary

Craig D. Cloyed	Director

William H. Drinkwater	Senior Vice President and Chief Actuary

Lawrence M. Falcon	Senior Vice President and Comptroller
Raritan Plaza 1
Edison, NJ 08837

Francis X. Gannon	Chief Financial Officer and Treasurer
Raritan Plaza 1
Edison, NJ 08837

Anthony M. Garcia	Director

Steven Guterman	Director

Jason Helbraun	Assistant Vice President

William M. Lipkus	Chairman and Director
Raritan Plaza 1
Edison, NJ 08837

Martha E. Marcon	Director

Loretta McCarthy	Director

Glen Mueller	Vice President and Chief Underwriter
Raritan Plaza 1
Edison, NJ 08837

David Schimmel	Vice President
Raritan Plaza 1
Edison, NJ 08837

John Shey	Assistant Vice President

Carol E. Springsteen	President and Director

Item 28.    Persons Controlled by or Under Common Control with the Depositor orRegistrant

Registrant is a Separate Account of First Investors Life Insurance Company, the Depositor, and, as such, might be deemed to be controlled by First Investors Life Insurance Company.  First Investors Life Insurance Company’s parent company is First Investors Consolidated Corporation (FICC) (Delaware), a holding company.  Set forth below are all persons controlled by FICC:

Administrative Data Management Corp. (New York).  Ownership: 100% owned by FICC; Principal Business: Transfer Agent; Affiliate of First Investors Life Insurance Company.

First Investors Corporation (New York).  Ownership:  100% owned by FICC; Principal Business: Broker-Dealer; Affiliate of First Investors Life Insurance Company.

First Investors Management Company, Inc. (New York).  Ownership: 100% of voting common stock owned by FICC; Principal Business: Investment Advisor; Affiliate of First Investors Life Insurance Company.

First Investors Advisory Services, LLC (Delaware).  Ownership: 100% owned by FICC; Principal Business: Investment Advisor; Affiliate of First Investors Life Insurance Company.

FICC’s parent company is The Independent Order of Foresters (Canada), a fraternal benefit society.  The organizational chart below sets forth all persons that are controlled by The Independent Order of Foresters.

None of the persons identified in this Item is a subsidiary of the Registrant.  Therefore, the only financial statements being filed are those of the Registrant and First Investors Life Insurance Company.

*The organizational chart below is current as of January 20, 2015.

Item 29.           Indemnification

Article V of the By‑Laws of First Investors Life Insurance Company provides as follows:

Section 5.6     Indemnification of Directors, Officers and Employees.  Any person made, or threatened to be made, a party to an action or proceeding (including, without limitation, one by or in the right of the Corporation to procure a judgment in its favor), whether civil, criminal, administrative or investigative, including an appeal therein, by reason of the fact that he or she, his or her testator or testatrix or intestate then is or was a director, officer or employee of the Corporation, or then serves or has served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity at the request of the Corporation, shall be indemnified by the Corporation against expenses, judgments, fines, attorney’s fees, and amounts paid in settlement to the full extent that officers, directors and employees are permitted to be indemnified by the laws of the State of New York.  The provisions of this section shall not adversely affect any right to indemnification which any person may have apart from the provisions of this section.  The Corporation may also provide for indemnification and advancement of expenses to any director or officer to the extent provided in a resolution of shareholders, resolution of directors or an agreement providing for such indemnification.

Reference is hereby made to the New York Business Corporation Law, Sections 721 through 726.

The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

The directors and officers of First Investors Life are insured against certain liabilities arising out of their conduct in such capacities.  The policy is subject to certain terms and conditions and to the specified coverage limit set forth in the policy.

Item 30.    Principal Underwriter

(a)	First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

First Investors Equity Funds
First Investors Income Funds
First Investors Tax Exempt Funds
First Investors Life Variable Annuity Fund A
First Investors Life Level Premium Variable Life Insurance (Separate Account B)
First Investors Life Variable Annuity Fund C
First Investors Life Variable Annuity Fund D

(b)	The following persons are the officers and directors of First Investors Corporation:

(The principal business address of each director and officer listed below is c/o First Investors Legal Department, 40 Wall Street, New York, New York 10005.)

Name and Principal Business Address	Position and Office with First Investors Corporation

Carol Lerner Brown	Assistant Secretary

Francis X. Gannon	Chief Financial Officer and Treasurer

Laury Heydon-O’Neil	Vice President - Marketing

George D. Karris	Senior Vice President

William M. Lipkus	Chairman and Director

Frederick Miller	Senior Vice President

Larry Noyes	President and Director

Elizabeth Reilly	Vice President

Mark Segal	Assistant Vice President

Marjorie Solowey	Vice President

Jay Stainsby	Assistant Secretary

William J. Vogt	Vice President

(c)	Not Applicable.

Item 31.    Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and rules promulgated thereunder are maintained by First Investors Life Insurance  Company at its office at Raritan Plaza 1, Edison, NJ 08837; at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage); and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 32.    Management Services

Not applicable.

Item 33.    Fee Representation

Registrant hereby makes the following representation:

Representation Regarding Reasonableness of Aggregate Policy Fees and Charges Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940.

First Investors Life Insurance Company (“First Investors Life”) represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Investors Life under the Policies.  First Investors Life bases its representations on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for First Investors Life to earn a profit; the degree to which the Policies include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.  This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus and statement of additional information contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policy, prospectus, statement of additional information or otherwise.

SIGNATURES

As required by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents and certifies that this Post-Effective Amendment No. 12 (“Amendment”) to its Registration Statement on Form N-6 meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and that it has caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York (or the City of Edison, State of New Jersey for Ms. Springsteen and Messrs. Lipkus, Falcon and Gannon), on this 28th day of April, 2015.

FIRST INVESTORS LIFE SEPARATE ACCOUNT E
(Registrant)

BY:	FIRST INVESTORS LIFE INSURANCE COMPANY
	/s/ Carol E. Springsteen	(Depositor)
(On behalf of the Registrant and itself)

By:	/s/ Carol E. Springsteen
Carol E. Springsteen
President and Director

As required by the 1933 Act, this Amendment to the Registrant’s Registration Statement on Form N-6 has been signed below by the following officers and directors of the Depositor in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Carol E. Springsteen	President and Director	April 28, 2015
Carol E. Springsteen

/s/ William M. Lipkus	Chairman and Director	April 28, 2015
William M. Lipkus

/s/ Francis X. Gannon	Chief Financial Officer and	April 28, 2015
Francis X. Gannon	Treasurer

/s/ Lawrence M. Falcon	Senior Vice President and	April 28, 2015
Lawrence M. Falcon	Comptroller

/s/ William H. Drinkwater	Senior Vice President and	April 28, 2015
William H. Drinkwater	Chief Actuary

/s/ Craig D. Cloyed	Director	April 28, 2015
Craig D. Cloyed*

/s/ Anthony M. Garcia	Director	April 28, 2015
Anthony M. Garcia*

/s/ Steven Guterman	Director	April 28, 2015
Steven Guterman*

/s/ Martha E. Marcon	Director	April 28, 2015
Martha E. Marcon*

/s/ Loretta McCarthy	Director	April 28, 2015
Loretta McCarthy*

* By:	/s/ Carol E. Springsteen	April 28, 2015
Carol E. Springsteen
(Attorney-in-Fact)

INDEX TO EXHIBITS

Exhibit Number	Description

26(n)	Consents of Independent Public Accountants
26(r)(2)	Powers of Attorney for Anthony M. Garcia